As filed with the Securities and Exchange Commission on April 29, 2005.

                                                Securities Act File No. 33-66262
                                       Investment Company Act File No. 811-07896

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|


Pre-Effective Amendment No. __                                               |_|
Post-Effective Amendment No. 17                                              |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|
Amendment No. 18                                                             |X|


                        GABELLI GLOBAL SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 BRUCE N. ALPERT
                               GABELLI FUNDS, LLC
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

James E. McKee, Esq.                      Richard T. Prins, Esq.
Gabelli Global Series Funds, Inc.         Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                      Four Times Square, 30th Floor
Rye, New York 10580-1422                  New York, New York 10036

It is proposed that this filing will become effective:

      |_|   immediately upon filing pursuant to paragraph (b); or
      |X|   on April 29, 2005 pursuant to paragraph (b); or
      |_|   60 days after filing pursuant to paragraph (a)(1); or
      |_|   on ____ pursuant to paragraph (a)(1); or
      |_|   75 days after filing pursuant to paragraph (a)(2); or
      |_|   on ____ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                 ---------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
                 ---------------------------------------------

                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................   14

MANAGEMENT OF THE FUNDS ...................................................   17

   Purchase of Shares .....................................................   19

   Redemption of Shares ...................................................   21

   Exchange of Shares .....................................................   23

   Pricing of Fund Shares .................................................   24

   Dividends and Distributions ............................................   25

   Tax Information ........................................................   25

   Mailings to Shareholders ...............................................   25


FINANCIAL HIGHLIGHTS ......................................................   26


GABELLI
GLOBAL
SERIES
FUNDS,
INC.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
THE GABELLI GLOBAL GROWTH FUND
THE GABELLI GLOBAL OPPORTUNITY FUND
THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

CLASS AAA SHARES

PROSPECTUS
MAY 1, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

Gabelli Global Series Funds, Inc. (the "Company") currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

     o    The   Gabelli    Global    Telecommunications    Fund   (the   "Global
          Telecommunications Fund")

     o    The Gabelli Global Growth Fund (the "Global Growth Fund")

     o    The Gabelli Global Opportunity Fund (the "Global Opportunity Fund")

     o    The  Gabelli   Global   Convertible   Securities   Fund  (the  "Global
          Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL  INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to governmental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU   MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

                         GLOBAL TELECOMMUNICATIONS FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1995                    16.2%
1996                     9.0%
1997                    31.9%
1998                    34.8%
1999                    80.3%
2000                   -24.1%
2001                   -20.7%
2002                   -29.6%
2003                    42.7%
2004                    23.4%



During the period shown in the bar chart, the highest return for a quarter was 31.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).

          AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE PERIODS ENDED DECEMBER 31, 2004)      PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
------------------------------------------------   -------------   ---------------   --------------
Global Telecommunications Fund Class AAA Shares:
   Return Before Taxes..........................       23.37%          (5.69)%           11.71%
   Return After Taxes on Distributions..........       23.29%          (6.42)%           10.02%
   Return After Taxes on Distributions
      and Sale of Fund Shares...................       18.73%          (4.56)%            9.40%
MSCI AC World Free Index*.......................       15.75%          (1.79)%            8.19%
Citigroup Global Telecommunications Index**.....       23.75%         (13.31)%            7.41%

----------
* The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.


** The Citigroup Global Telecommunications Index is a widely recognized, unmanaged index composed of global equity securities of companies in the telecommunications industry. The index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES
   (fees paid directly from your investment):
Sales Charge ...........................................................   None
Redemption Fee (for shares held less than 60 days) payable to
   the Fund ............................................................   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
   Fund assets):
Management Fees ........................................................   1.00%
Distribution (Rule 12b-1) Expenses(1) ..................................   0.25%
Other Expenses .........................................................   0.37%
                                                                           ----
Total Annual Fund Operating Expenses ...................................   1.62%
                                                                           ====


----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 ------      -------      -------      --------
                  $165         $511         $881        $1,922


                               GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.


The Adviser strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, the Adviser looks for solid franchises, ideally with unique copyrights that can add to overall value creation. Lastly, the Adviser likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, the Adviser continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years.


In selecting investments, the Adviser seeks companies participating in emerging technological advances in interactive services and products (e.g., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the portfolio management team believes are likely to have rapid growth in revenues and earnings and potential for above average capital


--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

appreciation or are undervalued. In addition, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund may invest in specific industries which are subject to governmental regulation, have a greater price volatility than the overall market or sell products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                               GLOBAL GROWTH FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995                 17.9%
1996                 12.5%
1997                 41.7%
1998                 28.9%
1999                116.1%
2000                -37.5%
2001                -24.1%
2002                -24.8%
2003                 41.4%
2004                  9.5%


During the period shown in the bar chart, the highest return for a quarter was 47.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (23.8)% (quarter ended September 30, 2001).

         AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST        PAST
  (FOR THE PERIODS ENDED DECEMBER 31, 2004)         ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------   --------   ----------   ---------
Global Growth Fund Class AAA Shares:
   Return Before Taxes ..........................     9.43%     (11.21)%    11.19%
   Return After Taxes on Distributions ..........     9.43%     (11.46)%     9.67%
   Return After Taxes on Distributions
      and Sale of Fund Shares ...................     7.55%      (8.46)%     8.97%
MSCI AC World Free Index* .......................    15.75%      (1.79)%     8.19%
Lipper Global Multi-Cap Growth Fund Average** ...    14.60%      (0.55)%     9.26%

----------
* The Morgan Stanley Capital International (MSCI)All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.

** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES
   (fees paid directly from your investment):


Sales Charge ................................................................   None
Redemption Fee (for shares held less than 60 days) payable to the Fund ......   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees .............................................................   1.00%
Distribution (Rule 12b-1) Expenses(1) .......................................   0.25%
Other Expenses ..............................................................   0.57%
                                                                                ----
Total Annual Fund Operating Expenses ........................................   1.82%
                                                                                ====


----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
                     $185      $573      $985     $2,137


                             GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------

                             GLOBAL OPPORTUNITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1999                79.2%
2000               -13.5%
2001               -28.9%
2002               -11.5%
2003                37.4%
2004                14.0%


During the period shown in the bar chart, the highest return for a quarter was 38.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2004)       PAST ONE YEAR   PAST FIVE YEARS   SINCE MAY 11, 1998*
--------------------------------------------------   -------------   ---------------   -------------------
Global Opportunity Fund Class AAA Shares:
   Return Before Taxes ...........................       14.01%          (3.14)%            8.14%
   Return After Taxes on Distributions ...........       13.95%          (3.76)%            7.07%
   Return After Taxes on Distributions
      and Sale of Fund Shares ....................       11.23%          (2.68)%            6.30%
MSCI AC World Free Index** .......................       15.75%          (1.79)%            3.15%****
Lipper Global Multi-Cap Growth Fund Average*** ...       14.60%          (0.55)%            5.39%


----------
* From May 11, 1998, the date that the Fund's Class AAA Shares commenced investment operations.


** The Morgan Stanley Capital International (MSCI)All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.

*** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.


**** From April 30, 1998, the date closest to the Fund's inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES
   (fees paid directly from your investment):
Sales Charge ....................................................................   None
Redemption Fee (for shares held less than 60 days) payable to the Fund ..........   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees .................................................................   1.00%
Distribution (Rule 12b-1) Expenses(1) ...........................................   0.25%
Other Expenses ..................................................................   0.75%
                                                                                    ----
Total Annual Fund Operating Expenses ............................................   2.00%
                                                                                    ----
Fee Waiver and/or Expense Reimbursement(2) ......................................     --
                                                                                    ----
Net Annual Fund Operating Expenses(2) ...........................................   2.00%
                                                                                    ====


----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) Effective May 1, 2005, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00% through December 31, 2005 for the Class AAA Shares. Prior to May 1, 2005, the Adviser contractually waived its investment advisory fee and/or reimbursed expenses to the Fund to the extent necessary to maintain the annualized Total Operating Expenses of the Fund at 1.50% of average daily net assets for Class AAA Shares. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% for Class AAA Shares for periods prior to May 1, 2005 and 2.00% on an annualized basis for the Class AAA Shares for periods after May 1, 2005.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
                      $203      $627     $1,078    $2,327


                       GLOBAL CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and the decreased risk of decline in value relative to


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------

common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

     o    you are seeking monthly distributions

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                       GLOBAL CONVERTIBLE SECURITIES FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995                  12.6%
1996                   5.5%
1997                   2.8%
1998                   8.6%
1999                  51.1%
2000                 -14.0%
2001                 -13.2%
2002                  -4.9%
2003                  21.5%
2004                  11.7%


During the period shown in the bar chart, the highest return for a quarter was 20.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.0)% (quarter ended September 30, 2001).



            AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST        PAST
      (FOR THE PERIODS ENDED DECEMBER 31, 2004)        ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------   --------   ----------   ---------
Global Convertible Securities Fund Class AAA Shares:
   Return Before Taxes .............................    11.65%      (0.76)%       6.80%
   Return After Taxes on Distributions .............    10.36%      (1.58)%       5.03%
   Return After Taxes on Distributions
      and Sale of Fund Shares ......................    11.95%       0.81%        5.78%
MSCI AC World Free Index* ..........................    12.84%      (3.82)%       6.56%
UBS Global Convertible Index** .....................     9.16%       2.65%        9.27%
Lipper Convertible Securities Fund Average*** ......     8.58%       3.41%       10.05%

----------
* The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.


** The UBS Global Convertible Index is an unmanaged index composed of global convertible securities. The index figures do not reflect any deduction for fees, expenses or taxes.

*** The Lipper Convertible Securities Fund Average represents the average performance of convertible securities mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

is assumed to be able to use a capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES
   (fees paid directly from your investment):

Sales Charge .....................................   None
Redemption Fee (for shares held less than 60 days)
   payable to the Fund ...........................   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that
   are deducted from Fund assets):
Management Fees ..................................   1.00%
Distribution (Rule 12b-1) Expenses(1) ............   0.25%
Other Expenses ...................................   0.80%
                                                     ----
Total Annual Fund Operating Expenses(2) ..........   2.05%
                                                     ====

----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(2) The Adviser has a voluntary fee waiver that may be revoked at any time at the discretion of the Adviser. Under this voluntary fee waiver, the Adviser has agreed to waive its advisory fees to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00% for Class AAA Shares. The fee waiver and total annual operating expenses are:


Fee Waiver and/or Expense Reimbursement...........   0.05%
                                                     ----
Total Annual Operating Expenses After Fee Waiver..   2.00%
                                                     ====

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 YEAR         3 YEARS        5 YEARS         10 YEARS
            ------         -------        -------         --------
             $208           $643          $1,103           $2,379


                         INVESTMENT AND RISK INFORMATION

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which that Fund's portfolio management team believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

     o    the underlying value of a company's fixed assets,

     o    the value of a consumer or commercial franchise,

     o changes in the economic or financial environment affecting the company,

     o    new, improved or unique products or services,


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

     o    new or rapidly expanding markets,

     o technological developments or advancements affecting the company or its products, or

     o changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

     o    a change in the company's management policies,

     o    an investor's purchase of a large portion of the company's stock,

     o    a merger or reorganization or recapitalization of the company,

     o    a sale of a division of the company,

     o    a tender offer (an offer to purchase investors' shares),

     o the spin-off to shareholders of a subsidiary, division or other substantial assets, or

     o the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

The Funds may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies and instrumentalities or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.


     o FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a Fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.


     o NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

     o INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------

          obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     o INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

          Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.

          Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds may invest be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     o LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than BBB by Standard & Poor's Rating Services ("S&P") or Caa or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

     o CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

     o PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.
          Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such,


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

          a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

          o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets.

          o Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

          o    Costs  of  buying,   selling  and  holding  foreign   securities,
               including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the operations of the Funds under the general supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group
Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly traded company listed on the New York Stock Exchange ("NYSE").


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                                                                              17

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As compensation  for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:

                                                 ANNUAL ADVISORY FEE -               ADVISORY FEE PAID FOR
                                                    CONTRACTUAL RATE              FISCAL YEAR ENDED 12/31/04
                                           (AS A PERCENTAGE OF AVERAGE DAILY   (AS A PERCENTAGE OF AVERAGE DAILY
                  FUND                                   NET ASSETS)                         NET ASSETS)
                  ----                     ---------------------------------   ---------------------------------
Global Telecommunications Fund .........                  1.00%                                 1.00%
Global Growth Fund .....................                  1.00%                                 1.00%
Global Opportunity Fund ................                  1.00%                                 0.50%*
Global Convertible Securities Fund .....                  1.00%                                 0.95%*

----------
*    After reimbursement of expenses to the Fund.

With respect to the Global Opportunity Fund, effective May 1, 2005, the Adviser contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00% for Class AAA Shares. This fee waiver and expense reimbursement arrangement will continue until at least through December 31, 2005. Prior to May 1, 2005, the Adviser had contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Operating Expenses (including brokerage, interest, taxes and extraordinary expenses) at no more than 1.50% for Class AAA Shares. With respect to the Global Convertible Securities Fund, the Adviser voluntarily has agreed to waive its investment advisory fee to the extent necessary to maintain Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00% for Class AAA Shares. This fee waiver arrangement may be increased or decreased at any time.

In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% for Class AAA Shares on an annualized basis for periods prior to May 1, 2005, and 2.00% on an annualized basis for Class AAA Shares for periods after May 1, 2005.


The Funds' annual reports to shareholders for the period ending December 31, 2005 will contain a discussion of the basis of the Board of Directors' determination whether to continue the investment advisory arrangements as described above.


THE PORTFOLIO MANAGERS

GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli is Chairman and Chief Executive Officer of the Adviser's parent company, Gabelli Asset Management Inc. Ivan Arteaga, CFA and Evan Miller, CFA are on the Global Telecommunications Fund team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Arteaga has been a portfolio manager of the Adviser since 1994. Mr. Miller has been a portfolio manager and research analyst with the Adviser since 2002. Prior to 2002, Mr. Miller worked as a consultant in the telecommunications industry (2001-2002) and was a Vice President of Business Development for Viatel (1999-2001).

GLOBAL CONVERTIBLE SECURITIES FUND A. Hartswell Woodson III, CFA is responsible for the day-to-day investment management of the Gabelli Global Convertible Securities Fund. He has been a portfolio manager with the Adviser since 1993.

GLOBAL OPPORTUNITY FUND Caesar Bryan and Ivan Arteaga are jointly responsible for the day-to-day investment management of the Global Opportunity Fund. Mr.
Bryan  is  the   portfolio   manager  of  the  Gabelli


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18

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Gold Fund and Gabelli  International  Growth Fund and a Senior Vice President of
GAMCO  Investors,  Inc., a wholly owned  subsidiary of GBL,  since 1994.

GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward, Caesar Bryan, Ivan Arteaga, A. Hartswell Woodson III and Mario J. Gabelli.


Mr. Ward is the Director of Growth Products for Gabelli Asset Management Inc., has managed the Gabelli Growth Fund since January 1994 and has been a portfolio manager with Gabelli Asset Management since 1994. Effective May 1, 2005, Mr. Ward, together with Mr. Bryan, will be primarily responsible for the day-to-day investment management of the Global Growth Fund. Mr. Gabelli and the other members of the team provide research, insight and investment recommendations.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them and their ownership of securities in the Funds.

RULE 12B-1 PLAN. Each Fund has adopted a distribution plan under Rule 12b-1 (each a "Plan") which authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor specifically with respect to Class AAA Shares.

BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "[name of Fund]" to:

BY MAIL                           BY PERSONAL DELIVERY
-------                           --------------------
THE GABELLI FUNDS                 THE GABELLI FUNDS
P.O. BOX 8308                     C/O BFDS
BOSTON, MA 02266-8308             66 BROOKS DRIVE
                                  BRAINTREE, MA 02184

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                        RE: THE GABELLI ("NAME OF") FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


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                                                                              19

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If you are  making an initial  purchase,  you should  also  complete  and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Funds' Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form and payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Funds verify the account holder's identity.


THIRD PARTY ARRANGEMENTS. The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Funds' distribution plans), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) share-



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20

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holder servicing,  transaction processing,  sub-accounting  services,  marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. These payments take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net
sales;   (ii)  as  a  percentage  of  net  assets;   and/or  (iii)  as  a  fixed
dollar-amount.


The Distributor or the applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), such as the reimbursement of travel, lodging and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualifying registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.


The Distributor negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves



--------------------------------------------------------------------------------
                                                                              21

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judgments that are inherently  subjective and inexact,  since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are purchased and redeemed or exchanged within 60 days after the date of the purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions,
(ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to a Fund, and (iv) shares were purchased through certain qualified and non-qualifed retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension and are expected to implement the redemption fees by June 30, 2005. These programs include programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short term trading in their shares, monitor purchase and redemption activities to assist in minimizing short term trading.


You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.

     o    BY LETTER.  You may mail a letter requesting  redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account directly registered with State Street
          by  calling  either   800-GABELLI   (800-422-3554)  or  800-872-5365
          (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY THE INTERNET. IRA holders should consult a tax adviser concerning tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.


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22

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     1.   TELEPHONE OR INTERNET  REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

     2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund(s) or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

In effecting an exchange:

          o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

          o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange;

          o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

          o    you may  realize a taxable  gain or loss;

          o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus.

You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose


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                                                                              23

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          shares you wish to  exchange,  and the name of the funds whose  shares you wish to acquire.


     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.


You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

Each Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less their liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Funds' Board of Directors. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.


When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be



--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------


attributed to a particular asset or when an event will affect the market price of a an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Directors will review the Adviser's fair value determinations periodically. The value of a Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends monthly. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, however the Global Convertible Securities Fund has been distributing $0.10 per share on a monthly basis. To the extent the distributions are in excess of the Global Convertible Securities Fund's taxable income, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains or a return of capital. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of the Funds' shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you recieve any distributions treated as a non-taxable return of capital.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                             MAILINGS TO SHAREHOLDERS


In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.



--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


The financial highlight tables are intended to help you understand the financial performance of each Fund for the past five years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, for the years ended December 31, 2003 and 2004 and by other independent auditors for the prior periods. The report of Ernst & Young LLP along with the Funds' financial statements and related notes, are included in each Fund's annual report, which is available upon request.



--------------------------------------------------------------------------------
26

 Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                               INCOME
                                     FROM INVESTMENT OPERATIONS                           DISTRIBUTIONS
                           ----------------------------------------------   ----------------------------------------
                                                    Net
               Net Asset                       Realized and       Total                      Net
   Period        Value,           Net           Unrealized        from          Net       Realized
    Ended      Beginning      Investment      Gain/(Loss) on   Investment   Investment     Gain on         Total       Redemption
December 31,   of Period   Income/(Loss)(c)     Investments    Operations     Income     Investments   Distributions     Fees(c)
------------   ---------   ----------------   --------------   ----------   ----------   -----------   -------------   ----------
    2004         $14.03        $ 0.07             $ 3.21         $ 3.28       $(0.08)         --          $(0.08)       $0.00(a)
    2003           9.83         (0.04)              4.24           4.20           --          --              --         0.00(a)
    2002          13.96         (0.01)             (4.12)         (4.13)          --          --              --           --
    2001          17.63         (0.07)             (3.58)         (3.65)          --      $(0.02)          (0.02)          --
    2000          26.95          0.59              (7.13)         (6.54)       (0.63)      (2.15)          (2.78)          --

                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                           -----------------------------------------------------------
               Net Asset             Net Assets       Net
   Period        Value,                End of     Investment                 Portfolio
    Ended        End of     Total      Period       Income/     Operating     Turnover
December 31,     Period    Return+   (in 000's)     (Loss)     Expenses(b)      Rate
------------   ---------   -------   ----------   ----------   -----------   ---------
    2004         $17.23      23.4%    $209,043       0.49%        1.62%         15%
    2003          14.03      42.7      185,719      (0.38)        1.62          11
    2002           9.83     (29.6)     139,455      (0.05)        1.66           8
    2001          13.96     (20.7)     233,887      (0.45)        1.52          15
    2000          17.63     (24.1)     329,415       2.36         1.46          49

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.


(a)  Amount represents less than $0.005 per share.


(b) The Fund incurred interest expense during the years ended December 31, 2004, 2003, and 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%, 1.61% and 1.64%, respectively.


(c) Per share amounts have been calculated using the average shares outstanding method.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                            INCOME
                                  FROM INVESTMENT OPERATIONS                              DISTRIBUTIONS
                          ------------------------------------------   ---------------------------------------------------
                                               Net
              Net Asset                   Realized and       Total         Net
   Period       Value,        Net          Unrealized        from       Realized
    Ended     Beginning   Investment     Gain/(Loss) on   Investment     Gain on     Paid-in-       Total       Redemption
December 31   of Period    Loss (c)       Investments     Operations   Investments   Capital    Distributions     Fees(c)
-----------   ---------   ----------   ----------------   ----------   -----------   --------   -------------   ----------
    2004        $16.43      $(0.05)        $  1.60         $  1.55           --           --           --        $0.00(a)
    2003         11.62       (0.06)           4.86            4.80           --           --           --         0.01
    2002         15.45       (0.08)          (3.75)          (3.83)          --           --           --           --
    2001         20.37       (0.16)          (4.76)          (4.92)          --           --           --           --
    2000         35.17       (0.29)         (12.92)         (13.21)      $(1.48)      $(0.11)      $(1.59)          --

                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                           -----------------------------------------------------------
               Net Asset             Net Assets
   Period        Value,                End of         Net                    Portfolio
    Ended        End of     Total      Period     Investment    Operating     Turnover
December 31      Period    Return+   (in 000's)      Loss      Expenses(b)      Rate
------------   ---------   -------   ----------   ----------   -----------   ---------
    2004         $17.98       9.4%    $114,011      (0.30)%       1.82%         100%
    2003          16.43      41.4      132,886      (0.45)        1.71           63
    2002          11.62     (24.8)     105,034      (0.58)        1.75           82
    2001          15.45     (24.2)     178,575      (0.91)        1.75          102
    2000          20.37     (37.5)     271,572      (0.95)        1.60           93


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.


(a)  Amount represents less than $0.005 per share.


(b) The Fund incurred interest expense during the years ended December 31, 2004, 2002, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.81%, 1.70%, 1.59% and 1.49%, respectively.


(c) Per share amounts have been calculated using the average shares outstanding method.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                         INCOME
                               FROM INVESTMENT OPERATIONS                                        DISTRIBUTIONS
               ----------------------------------------------------------   -----------------------------------------------------
                                                    Net
               Net Asset                       Realized and       Total                      Net
   Period        Value,           Net           Unrealized        from          Net       Realized
    Ended      Beginning      Investment      Gain (Loss) on   Investment   Investment     Gain on         Total       Redemption
December 31,   of Period   Income (Loss)(d)     Investments    Operations     Income     Investments   Distributions     Fees(d)
------------   ---------   ----------------   --------------   ----------   ----------   -----------   -------------   ----------
    2004         $12.18        $0.03              $ 1.68         $ 1.71       $(0.05)          --         $(0.05)       $0.00(c)
    2003           8.87         0.00(c)             3.29           3.29        (0.01)          --          (0.01)        0.03
    2002          10.02         0.00(c)            (1.15)         (1.15)          --           --             --           --
    2001          14.24         0.13               (4.25)         (4.12)       (0.10)          --          (0.10)          --
    2000          18.03         0.26               (2.72)         (2.46)       (0.29)      $(1.04)         (1.33)          --

                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                           -----------------------------------------------------------------------------------
               Net Asset             Net Assets       Net          Operating          Operating
   Period        Value,                End of     Investment       Expenses           Expenses       Portfolio
    Ended        End of     Total      Period       Income          Before             Net of         Turnover
December 31,     Period    Return+   (in 000's)     (Loss)     Reimbursement(a)   Reimbursement(b)      Rate
------------   ---------   -------   ----------   ----------   ----------------   ----------------   ---------
    2004         $13.84      14.0%     $21,033        0.25%          2.00%              1.50%            35%
    2003          12.18      37.4       19,305        0.04           1.83               1.52             13
    2002           8.87     (11.5)      15,000       (0.05)          2.39               1.59              0
    2001          10.02     (28.9)      18,422        1.11           2.00               1.59             31
    2000          14.24     (13.5)      31,023        1.50           1.79               1.50             50

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.


(a) During the years ended December 31, 2004, 2003, 2002, 2001, and 2000, the Adviser reimbursed certain expenses. If such expense reimbursements had not occurred, the ratio of operating expenses to average net assets would have been as shown.


(b) The Fund incurred interest expense during the years ended December 31, 2004, 2003, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25% and 2.25%, respectively.


(c)  Amount represents less than $0.005 per share.

(d)  Per share data is calculated using the average shares outstanding method.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                         INCOME
                               FROM INVESTMENT OPERATIONS                                      DISTRIBUTIONS
               ----------------------------------------------------------   --------------------------------------------------
                                                    Net
               Net Asset                       Realized and       Total                      Net
   Period        Value,           Net           Unrealized        from          Net       Realized      Return
    Ended      Beginning      Investment      Gain/(Loss) on   Investment   Investment     Gain on        of         Total
December 31,   of Period   Income/(Loss)(c)     Investments    Operations     Income     Investments   Capital   Distributions
------------   ---------   ----------------   --------------   ----------   ----------   -----------   -------   -------------
    2004         $ 6.77         $ 0.07            $ 0.62         $ 0.69       $(0.12)     $(0.38)      $(0.70)       $(1.20)
    2003           6.66           0.07              1.24           1.31        (0.11)         --        (1.09)        (1.20)
    2002           8.29           0.07             (0.50)         (0.43)       (0.04)         --        (1.16)        (1.20)
    2001          10.86          (0.09)            (1.28)         (1.37)          --       (0.00)(a)    (1.20)        (1.20)
    2000          13.88          (0.54)            (1.28)         (1.82)          --       (1.20)          --         (1.20)



                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------------------------------
                            Net Asset             Net Assets       Net        Operating         Operating
   Period                     Value,                End of     Investment      Expenses          Expenses        Portfolio
    Ended      Redemption     End of     Total      Period       Income/        Before            Net of         Turnover
December 31,    Fees((c)      Period    Return+   (in 000's)     (Loss)     Reimbursement   Reimbursement(b))      Rate
------------   ----------   ---------   -------   ----------   ----------   -------------   -----------------   ----------
    2004        $0.00(a)      $ 6.26      11.7%     $20,350        1.06%          2.06%            2.01%            60%
    2003         0.00(a)        6.77      21.5       17,281        1.12           2.07             2.01             54
    2002           --           6.66      (4.9)       9,316        0.97           2.83             2.83             33
    2001           --           8.29     (13.2)       8,288       (0.93)          2.69             2.69             49
    2000           --          10.86     (14.0)      10,552       (3.19)          2.64             2.64             89


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)  Amount represents less than $0.005 per share.


(b) The Fund incurred interest expense during the years ended December 31, 2004, 2001 and 2000. If interest expense had not been 2003, 2002, incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.82%, 2.67% and 2.46%, respectively.

(c) Per share amounts have been calculated using the average shares outstanding method.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.


--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

                        GABELLI GLOBAL SERIES FUNDS, INC.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                                CLASS AAA SHARES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
   You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                        Gabelli Global Series Funds, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o    Free from the Funds' website at www.gabelli.com.

     o    For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 202-942-8090.

     o    Free  from  the   EDGARDatabase   on  the   Commission's   website  at
          www.sec.gov.

(Investment Company Act File No. 811-07896)

--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                      -------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
                      -------------------------------------

                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................   17

MANAGEMENT OF THE FUNDS ...................................................   20

   Classes of Shares ......................................................   22

   Purchase of Shares .....................................................   26

   Redemption of Shares ...................................................   28

   Exchange of Shares .....................................................   30

   Pricing of Fund Shares .................................................   31

   Dividends and Distributions ............................................   32

   Tax Information ........................................................   32

   Mailings to Shareholders ...............................................   33

FINANCIAL HIGHLIGHTS ......................................................   33

GABELLI
GLOBAL
SERIES
FUNDS,
INC.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
THE GABELLI GLOBAL GROWTH FUND
THE GABELLI GLOBAL OPPORTUNITY FUND
THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS I SHARES


PROSPECTUS
May 1, 2005


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

Gabelli Global Series Funds, Inc. (the "Company") currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

     o    The Gabelli Global Telecommunications Fund (the "Global
          Telecommunications Fund")

     o    The Gabelli Global Growth Fund (the "Global Growth Fund")

     o    The Gabelli Global Opportunity Fund (the "Global Opportunity Fund")

     o The Gabelli Global Convertible Securities Fund (the "Global Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to


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2

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governmental  regulation and a greater price  volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class C Shares all commenced on March 1, 2000. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower than Class A performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


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                                                                               3

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                         GLOBAL TELECOMMUNICATIONS FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1995                    16.2%
1996                     9.0%
1997                    31.9%
1998                    34.8%
1999                    80.3%
2000                   -24.1%
2001                   -20.7%
2002                   -29.5%
2003                    42.7%
2004                    23.3%

The bar chart above shows the total returns for Class AAA Shares for the periods ended 1995 through 2000 and Class A Shares for the periods ended 2001 through 2004. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 31.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).

         AVERAGE ANNUAL TOTAL RETURNS               PAST        PAST        PAST
   (FOR THE PERIODS ENDED DECEMBER 31, 2004)      ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------   --------   ----------   ---------
Global Telecommunications Fund Class A Shares*
   Return Before Taxes ........................    16.19%      (6.79)%      11.06%
   Return After Taxes on Distributions ........    16.14%      (7.53)%       9.37%
   Return After Taxes on Distributions
      and Sale of Fund Shares .................    13.00%      (5.40)%       8.80%
Class B Shares*
   Return Before Taxes ........................    17.50%      (6.68)%      11.34%
Class C Shares*
   Return Before Taxes ........................    21.52%      (6.31)%      11.34%
MSCI AC World Free Index** ....................    15.75%      (1.79)%       8.19%
Citigroup Global Telecommunications Index*** ..    23.75%     (13.31)%       7.41%


----------
* Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but Class A Shares do not reflect the higher expenses applicable to Class B and Class C Shares.


** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.


*** The Citigroup Global Telecommunications Index is a widely recognized, unmanaged index composed of global equity securities of companies in the telecommunications industry. The index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class


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4

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A  Shares.  Actual  after-tax  returns  for other  classes  will vary due to the differences in expenses.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 CLASS A     CLASS B     CLASS C     CLASS I
                                                  SHARES      SHARES      SHARES      SHARES
                                                 -------     -------     -------     -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Redemption Fee (for shares held less than 60
   days) payable to the Fund .................     2.00%       2.00%       2.00%       2.00%
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) .......     5.75%(1)    None        None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(4)) ..     None(2)     5.00%(3)    1.00%(3)    None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund
      assets):
Management Fees ..............................     1.00%       1.00%       1.00%       1.00%
Distribution and Service (Rule 12b-1)
   Expenses(5) ...............................     0.25%       1.00%       1.00%       None
Other Expenses ...............................     0.37%       0.37%       0.37%       0.37%
                                                   ----        ----        ----        ----
Total Annual Operating Expenses ..............     1.62%       2.37%       2.37%       1.37%
                                                   ====        ====        ====        ====

----------
(1)  The sales charge declines as the amount invested increases.

(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.

(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Class A Shares
   - assuming redemption................    $730     $1,057    $1,406    $2,386
   - assuming no redemption.............    $730     $1,057    $1,406    $2,386
Class B Shares
   - assuming redemption................    $740     $1,039    $1,465    $2,520
   - assuming no redemption.............    $240     $  739    $1,265    $2,520
Class C Shares
   - assuming redemption................    $340     $  739    $1,265    $2,706
   - assuming no redemption.............    $240     $  739    $1,265    $2,706
Class I Shares
   - assuming redemption................    $139     $  434    $  750    $1,646
   - assuming no redemption.............    $139     $  434    $  750    $1,646



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                                                                               5

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                               GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.


The Adviser strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, the Adviser looks for solid franchises, ideally with unique copyrights that can add to overall value creation. Lastly, the Adviser likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, the Adviser continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years.


In selecting investments, the Adviser seeks companies participating in emerging technological advances in interactive services and products (e.g., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the portfolio management team believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In addition, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund may invest in specific industries which are subject to governmental regulation, have a greater price volatility than the overall market or sell products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign


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6

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securities  often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class C Shares all commenced on March 1, 2000. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower than Class A performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


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                                                                               7

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                               GLOBAL GROWTH FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1995                    17.9%
1996                    12.5%
1997                    41.7%
1998                    28.9%
1999                   116.1%
2000                   -37.5%
2001                   -24.1%
2002                   -24.8%
2003                    41.4%
2004                     9.5%


The bar chart above shows the total returns for Class AAA Shares for the periods ended 1995 through 2000 and Class A Shares for the periods ended 2001 through 2004. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 47.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (23.8)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS                PAST        PAST        PAST
     (FOR THE PERIODS ENDED DECEMBER 31, 2004)       ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------   --------   ----------   ---------
Global Growth Fund Class A Shares*
   Return Before Taxes ...........................     3.21%     (12.23)%      10.55%
   Return After Taxes on Distributions ...........     3.21%     (12.47)%       9.04%
   Return After Taxes on Distributions
      and Sale of Fund Shares ....................     2.55%      (9.18)%       8.40%
Class B Shares*
   Return Before Taxes ...........................     3.68%     (12.13)%      10.84%
Class C Shares*
   Return Before Taxes ...........................     7.64%     (11.84)%      10.80%
MSCI AC  World Free Index** ......................    15.75%      (1.79)%       8.19%
Lipper Global Multi-Cap Growth Fund Average*** ...    14.60%      (0.55)%       9.26%


----------
* Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but Class A Shares do not reflect the higher expenses applicable to Class B and Class C Shares.


** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.

*** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax


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8

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returns shown are not relevant to investors  who hold their Fund shares  through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                                 SHARES    SHARES    SHARES    SHARES
                                                                -------   -------   -------   -------
SHAREHOLDER FEES
(fees paid directly from your investment):
Redemption Fee (for shares held less than 60 days) payable
   to the Fund ..............................................   2.00%     2.00%     2.00%     2.00%
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .......................   5.75%(1)  None      None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ..................   None(2)   5.00%(3)  1.00%(3)  None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees .............................................   1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ...........   0.25%     1.00%     1.00%     None
Other Expenses ..............................................   0.57%     0.57%     0.57%     0.57%
                                                                ----      ----      ----      ----
Total Annual Operating Expenses .............................   1.82%     2.57%     2.57%     1.57%
                                                                ====      ====      ====      ====


----------
(1)  The sales charge declines as the amount invested increases.

(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.

(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class IShares are based on estimated amounts for their current fiscal year.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Class A Shares
   - assuming redemption................    $749     $1,115    $1,504    $2,589
   - assuming no redemption.............    $749     $1,115    $1,504    $2,589
Class B Shares
   - assuming redemption................    $760     $1,099    $1,565    $2,722
   - assuming no redemption.............    $260     $  799    $1,365    $2,722
Class C Shares
   - assuming redemption................    $360     $  799    $1,365    $2,905
   - assuming no redemption.............    $260     $  799    $1,365    $2,905
Class I Shares
   - assuming redemption................    $160     $  496    $  855    $1,867
   - assuming no redemption.............    $160     $  496    $  855    $1,867



--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------

                             GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock of companies which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and life of the Fund compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A and Class B Shares both commenced on March 1, 2000 and Class C Shares were continuously outstanding commencing on November 23, 2001. Class IShares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower than Class A performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                             GLOBAL OPPORTUNITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1999                    79.2%
2000                   -13.5%
2001                   -29.0%
2002                   -11.3%
2003                    37.4%
2004                    14.0%


The bar chart above shows the total returns for Class AAA Shares for the periods ended 1999 through 2000 and Class A Shares for the periods ended 2001 through 2004. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 38.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).



--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST      SINCE MAY 11,
     (FOR THE PERIODS ENDED DECEMBER 31, 2004)        ONE YEAR   FIVE YEARS       1998*
---------------------------------------------------   --------   ----------   -------------
Global Opportunity Fund Class A Shares**
   Return Before Taxes ............................     7.46%      (4.24)%      7.21%
   Return After Taxes on Distributions ............     7.38%      (4.91)%      6.11%
   Return After Taxes on Distributions
      and Sale of Fund Shares .....................     5.98%      (3.56)%      5.47%
Class B Shares**
   Return Before Taxes ............................     8.21%      (4.09)%      7.66%
Class C Shares**
   Return Before Taxes ............................    13.37%      (2.95)%      8.29%
MSCI AC World Free Index*** .......................    15.75%      (1.79)%      3.15%*****
Lipper Global Multi-Cap Growth Fund Average**** ...    14.60%      (0.55)%      5.39%


----------
* From May 11, 1998, the date that the Fund's Class AAA Shares commenced investment operations.

** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but Class A Shares do not reflect the higher expenses applicable to Class B and Class C Shares.


*** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.

**** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of global equity mutual funds as tracked by Lipper, Inc.


*****From April 30, 1998, the date closest to the Fund's inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                         CLASS A   CLASS B   CLASS C   CLASS I
                                                          SHARES    SHARES    SHARES    SHARES
                                                         -------   -------   ------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Redemption Fee (for shares held less than 60 days)
   payable to the Fund                                   2.00%     2.00%     2.00%      2.00%
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ...............   5.75%(1)  None      None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(4)) ..........   None(2)   5.00%(3)  1.00%(3)   None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ......................................   1.00%     1.00%     1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ....   0.25%     1.00%     1.00%      None
Other Expenses .......................................   0.75%     0.75%     0.75%      0.75%
                                                         ----      ----      ----       ----
Total Annual Operating Expenses ......................   2.00%     2.75%     2.75%      1.75%
Fee Waiver and/or Expense Reimbursement(6) ...........     --        --        --         --
                                                         ----      ----      ----       ----
Net Annual Operating Expenses(6) .....................   2.00%     2.75%     2.75%      1.75%
                                                         ====      ====      ====       ====


----------
(1)  The sales charge declines as the amount invested increases.

(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.

(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(6) Effective May 1, 2005, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and Class I Shares, respectively, at least through December 31, 2005. Prior to May 1, 2005, the Adviser contractually waived its investment advisory fee and/or reimbursed expenses to the Fund to the extent necessary to maintain the annualized Total Operating Expenses of the Fund at 1.50%, 2.25% and 2.25% of average daily net assets for Class A, B and Class C Shares, respectively. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 2.00%, 2.75%, 2.75% and 1.75% on an annualized basis for Class A, Class B, Class C and Class I Shares, respectively, for periods after May 1, 2005 (1.50%, 2.25% and 2.25% for Class A, B and C Shares, respectively, for periods prior to May 1, 2005).

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Class A Shares
   - assuming redemption ...............    $766     $1,166    $1,591    $2,768
   - assuming no redemption ............    $766     $1,166    $1,591    $2,768

Class B Shares
   - assuming redemption ...............    $778     $1,153    $1,654    $2,900
   - assuming no redemption ............    $278     $  853    $1,454    $2,900

Class C Shares
   - assuming redemption ...............    $378     $  853    $1,454    $3,080
   - assuming no redemption ............    $278     $  853    $1,454    $3,080

Class I Shares
   - assuming redemption ...............    $178     $  551    $  949    $2,062
   - assuming no redemption ............    $178     $  551    $  949    $2,062


                        GLOBAL CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in convertible securities. Convertible Securities are bonds, debentures, corporate notes, preferred stocks and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. Securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

     o    you are seeking monthly distributions

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for the one year, five years and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate the performance of Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class C Shares have been continuously outstanding since May 2, 2001, March 28, 2001 and November 26, 2001, respectively. Class IShares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance of the Class B and Class C Shares would have been lower than Class A performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

                       GLOBAL CONVERTIBLE SECURITIES FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995                    12.6%
1996                     5.5%
1997                     2.8%
1998                     8.6%
1999                    51.1%
2000                   -14.0%
2001                   -13.2%
2002                    -4.7%
2003                    21.5%
2004                    11.6%


The bar chart above shows total returns for Class AAA Shares for the periods ended 1995 through 2001 and Class A Shares for the periods ended 2002 through 2004. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 20.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.0)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS               PAST        PAST         PAST
    (FOR THE PERIODS ENDED DECEMBER 31, 2004)       ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------   --------   ----------   ---------
Global Convertible Securities Fund
Class A Shares*
   Return Before Taxes ..........................     5.17%      (1.91)%       6.17%
   Return After Taxes on Distributions ..........     4.06%      (3.61)%       4.00%
   Return After Taxes on Distributions and
      Sale of Fund Shares .......................     6.72%      (0.93)%       4.84%
Class B Shares*
   Return Before Taxes ..........................     6.26%      (1.72)%       6.49%
Class C Shares*
   Return Before Taxes ..........................     9.96%      (1.17)%       6.58%
MSCI AC World Free Index** ......................    12.84%      (3.82)%       6.56%
UBS Global Convertible Index*** .................     9.16%       2.65%        9.27%
Lipper Convertible Securities Fund Average**** ..     8.58%       3.41%       10.05%


----------
* Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge, but do not reflect the higher expenses applicable to Class B and Class C Shares.


** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged index composed of all developed and emerging markets in the world. The index figures do not reflect any deduction for fees, expenses or taxes.


*** The UBS Global Convertible Index is an unmanaged index composed of global convertible securities. The index figures do not reflect any deduction for fees, expenses or taxes.

**** The Lipper Convertible Securities Fund Average represents the average performance of convertible securities mutual funds as tracked by Lipper, Inc.


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                        CLASS A   CLASS B   CLASS C   CLASS I
                                                         SHARES    SHARES    SHARES    SHARES
                                                        -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Redemption Fee
   (for shares held less than 60 days) payable
   to the Fund ......................................   2.00%     2.00%     2.00%      2.00%
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ..............   5.75%(1)  None      None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(4)) .........   None(2)   5.00%(3)  1.00%(3)   None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees .....................................   1.00%     1.00%     1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ...   0.25%     1.00%     1.00%      None
Other Expenses ......................................   0.80%     0.80%     0.80%      0.80%
                                                        ----      ----      ----       ----
Total Annual Operating Expenses(6) ..................   2.05%     2.80%     2.80%      1.80%
                                                        ====      ====      ====       ====


----------
(1)  The sales charge declines as the amount invested increases.

(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.

(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(6) The Adviser has a voluntary fee waiver that may be revoked at any time at the discretion of the Adviser. Under this voluntary fee waiver, the Adviser has agreed to waive its investment advisory fees to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I Shares, respectively. The fee waiver and total annual operating expenses are:

                                                      CLASS A   CLASS B   CLASS C   CLASS I
                                                       SHARES    SHARES    SHARES    SHARES
                                                      -------   -------   -------   -------
Fee Waiver and/or Expense Reimbursement............    0.05%     0.05%     0.05%     0.05%
                                                       ----      ----      ----      ----
Total Annual Operating Expenses After Fee Waiver...    2.00%     2.75%     2.75%     1.75%
                                                       ====      ====      ====      ====



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Class A Shares
   - assuming redemption...............    $771     $1,181    $1,615    $2,817
   - assuming no redemption............    $771     $1,181    $1,615    $2,817
Class B Shares
   - assuming redemption...............    $783     $1,168    $1,679    $2,949
   - assuming no redemption............    $283     $  868    $1,479    $2,949
Class C Shares
   - assuming redemption...............    $383     $  868    $1,479    $3,128
   - assuming no redemption............    $283     $  868    $1,479    $3,128
Class I Shares
   - assuming redemption...............    $183     $  566    $  975    $2,116
   - assuming no redemption............    $183     $  566    $  975    $2,116


                         INVESTMENT AND RISK INFORMATION

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which that Fund's portfolio management team believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

     o    the underlying value of a company's fixed assets,

     o    the value of a consumer or commercial franchise,

     o changes in the economic or financial environment affecting the company,

     o    new,  improved  or  unique  products  or  services,

     o    new or rapidly  expanding  markets,

     o technological developments or advancements affecting the company or its products, or

     o changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

     o    a change in the company's management policies,

     o    an investor's purchase of a large portion of the company's stock,

     o    a merger or reorganization  or  recapitalization  of the company,

     o    a sale of a division of the company,

     o    a tender offer (an offer to purchase investors' shares),

     o the spin-off to shareholders of a subsidiary, division or other substantial assets, or

     o the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

The Funds may also use the following investment techniques:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies and instrumentalities or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

     o NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

     o INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     o INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

          Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

          Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds may invest be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     o LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than BBB by Standard & Poor's Rating Services ("S&P") or Caa or lower by Moody's Investors Service, Inc. ("Moody's"), if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

     o CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

     o PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.
          Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

               o    Enforcing legal rights may be difficult,  costly and slow in
                    foreign  countries,   and  there  may  be  special  problems
                    enforcing claims against foreign governments.

               o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

               o Foreign markets may be less liquid and more volatile than U.S. markets.

               o Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

               o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the operations of the Funds under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group
Capital Partners, Inc. (formerly named, Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly traded company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:


                                            ANNUAL ADVISORY FEE-               ADVISORY FEE PAID FOR
                                              CONTRACTUAL RATE               FISCAL YEAR ENDED 12/31/04
                                     (AS A PERCENTAGE OF AVERAGE DAILY   (AS A PERCENTAGE OF AVERAGE DAILY
FUND                                            NET ASSETS)                         NET ASSETS)
----                                 ---------------------------------   ---------------------------------
Global Telecommunications Fund                     1.00%                               1.00%
Global Growth Fund                                 1.00%                               1.00%
Global Opportunity Fund                            1.00%                               0.50%*
Global Convertible Securities Fund                 1.00%                               0.95%*


----------
*    After reimbursement of expenses to the Fund.


With respect to the Global Opportunity Fund, effective May 1, 2005, the Adviser contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%, 2.25% and 2.25% for Class A, Class B and Class C Shares for the periods prior to May 1, 2005. Effective as of May 1, 2005, the Adviser contractually has agreed to waive its investment advisory



--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------


fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I Shares, respectively. This fee waiver and expense reimbursement arrangement will continue until at least through December 31, 2005. With respect to the Global Convertible Securities Fund, the Adviser voluntarily has agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75% and 1.75% for Class A, Class B, Class C and Class I Shares, respectively. This fee waiver arrangement may be increased or decreased at any time.


In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50%, 2.25% and 2.25% on an annualized basis for Class A, B and C Shares, respectively, for periods prior to May 1, 2005, and 2.00%, 2.75%, 2.75% and 1.75% on an annualized basis for Class A, Class B, Class C and Class I Shares, respectively, for periods after May 1, 2005.


The Funds' annual reports to shareholders for the period ending December 31, 2005 will contain a discussion of the basis of the Board of Directors' determinations regarding whether to continue the investment advisory arrangements as described above.


                             THE PORTFOLIO MANAGERS

GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli is Chairman and Chief Executive Officer of the Adviser's parent company, Gabelli Asset Management Inc. Ivan Arteaga, CFA and Evan Miller, CFA are on the Global Telecommunications Fund team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Arteaga has been a portfolio manager of the Adviser since 1994. Mr. Miller has been a portfolio manager and research analyst with the Adviser since 2002. Prior to 2002, Mr. Miller worked as a consultant in the telecommunications industry (2001-2002) and was a Vice President of Business Development for Viatel (1999-2001).

GLOBAL CONVERTIBLE SECURITIES FUND A. Hartswell Woodson III, CFA is responsible for the day-to-day investment management of the Gabelli Global Convertible Securities Fund. He has been a portfolio manager with the Adviser since 1993.

GLOBAL OPPORTUNITY FUND Caesar Bryan and Ivan Arteaga are jointly responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the Gabelli Gold Fund and Gabelli International Growth Fund and a Senior Vice President of GAMCO Investors, Inc., a wholly owned subsidiary of GBL, since 1994.

GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward, Caesar Bryan, Ivan Arteaga, A. Hartswell Woodson III and Mario J. Gabelli.

Mr. Ward is the Director of Growth Products for Gabelli Asset Management Inc., has managed the Gabelli Growth Fund since January 1994 and has been a portfolio manager with Gabelli Asset Management since 1994. Effective May 1, 2005, Mr. Ward, together with Mr. Bryan, will be primarily responsible for the day-to-day investment management of the Global Growth Fund. Mr. Gabelli and the other members of the team provide research, insight and investment recommendations.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them and their ownership of securities in the Funds.



--------------------------------------------------------------------------------
                                                                              21

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                                CLASSES OF SHARES

Four classes of the Funds' shares are offered in this prospectus - Class A Shares, Class B Shares, Class C Shares and Class I Shares. Class AAA Shares of each Fund are described in a separate Prospectus. Class I Shares may be purchased by institutions that make an initial investment of at least $500,000 if the investor purchases the Shares directly through Gabelli & Company, Inc., the Funds' distributor ("the Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B shares of other Gabelli funds. Class AAA Shares of the Funds are described in a separate prospectus. The following table summarizes the differences among the classes of shares.

----------------------------------------------------------------------------------------------------------------------------
                             CLASS A SHARES             CLASS B SHARES            CLASS C SHARES           CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------
Front-End Sales Load?    Yes. The percentage       No.                        No.                      No.
                         declines as the amount
                         invested increases.
----------------------------------------------------------------------------------------------------------------------------
Contingent Deferred      No, except for shares     Yes, for shares redeemed   Yes, for shares          No.
Sales Charge?            redeemed within twenty-   within seventy-two         redeemed within twelve
                         four months after         months after purchase.     months after purchase.
                         purchase as part of an    Declines over time.
                         investment greater than
                         $2 million if no front-
                         end sales charge was
                         paid at the time of
                         purchase.
----------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee           0.25%                     1.00%                      1.00%                    None.
----------------------------------------------------------------------------------------------------------------------------
Convertible to Another   No.                       Yes. Automatically         No.                      No.
Class?                                             converts to Class A
                                                   Shares approximately
                                                   ninety-six months after
                                                   purchase.
----------------------------------------------------------------------------------------------------------------------------
Fund Expense Levels      Lower annual expenses     Higher annual expenses     Higher annual expenses   Lower annual expenses
                         than Class B or Class     than Class A Shares and    than Class A Shares      than Class A, Class B
                         C Shares. Higher annual   Class I Shares.            and Class I Shares.      or Class C Shares.
                         expenses than Class I
                         Shares.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                IF YOU...                       THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------
o    qualify  for a  reduced  or  waived   purchasing  Class A Shares instead of
     front-end sales load                  Class B or Class C Shares
--------------------------------------------------------------------------------
o    do not  qualify  for a  reduced  or   purchasing  Class C Shares instead of
     waived  front-end  sales  load  and   either  Class  A  Shares  or  Class B
     intend to hold your shares for only   Shares
     a few years
--------------------------------------------------------------------------------
o    do not  qualify  for a  reduced  or   purchasing  Class B Shares instead of
     waived  front-end  sales  load  and   either  Class  A  Shares  or  Class C
     intend  to  hold  your  shares  for   Shares
     several years
--------------------------------------------------------------------------------
o    do not  qualify  for a  reduced  or   purchasing Class A Shares
     waived  front-end  sales  load  and
     intend   to   hold   your    shares
     indefinitely
--------------------------------------------------------------------------------
o    are  an  eligible  institution  and   purchasing Class I Shares
     wish to purchase  $500,000 worth of
     shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

     o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund's average daily net assets attributable to the particular class of shares.

If you sell or exchange your shares within 60 days after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund.

In selecting a class of shares in which to invest, you should consider:

     o    the length of time you plan to hold the shares

     o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value

     o whether you qualify for a reduction or waiver of the Class A sales charge

     o that Class B Shares convert to Class A Shares approximately ninety-six months (eight years) after purchase


     o whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more)



     o    new investments in Class B Shares are no longer available


The following sections include important information about sales charge reductions and waivers available to investors in Class A shares and describes information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charge reductions is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

SALES CHARGE - CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                    SALES CHARGE      SALES CHARGE      REALLOWANCE
                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $50,000                         5.75%              6.10%             5.00%
$50,000 but under $100,000            4.50%              4.71%             3.75%
$100,000 but under $250,000           3.50%              3.62%             2.75%
$250,000 but under $500,000           2.50%              2.56%             2.00%
$500,000 but under $1 million         2.00%              2.04%             1.75%
$1 million but under $2 million       1.00%              1.01%             1.00%
$2 million but under $3 million       0.00%**            0.00%             1.00%
$3 million or more                    0.00%**            0.00%             0.50%


----------
*    Includes front-end sales load.

**   Subject to a 1.00% CDSC for two years after purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS


The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.



--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------


Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Funds, then you are eligible for a reduced sales charge.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

     o    all of your accounts at the Funds or a broker;

     o    any account of yours at another broker;

     o accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor, and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


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Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.


CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

     o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no sales charge was paid at the time of purchase

     o    Class B Shares within approximately seventy-two months of buying them

     o    Class C Shares within approximately twelve months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                                  CLASS B SHARES
YEARS SINCE PURCHASE                                                   CDSC
--------------------                                              --------------
First .........................................................        5.00%
Second ........................................................        4.00%
Third .........................................................        3.00%
Fourth ........................................................        3.00%
Fifth .........................................................        2.00%
Sixth .........................................................        1.00%
Seventh and thereafter ........................................        0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gain distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then the remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     o redemptions and distributions from retirement plans made after the death or disability of a shareholder

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

     o    involuntary redemptions made by the Fund

     o    a  distribution  from  a  tax-deferred   retirement  plan  after  your
          retirement

     o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

     o Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.


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                                                                              25

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     o    You will not pay any sales  charge or fees when your  shares  convert, nor will the  transaction be subject to any tax.

     o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Funds have adopted distribution plans under Rule 12b-1 for Class A, Class B and Class C Shares of the Funds (each a "Plan"). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A, Class B and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                                     CLASS A   CLASS B   CLASS C
                                                     -------   -------   -------
Service Fees .....................................    0.25%     0.25%     0.25%
Distribution Fees ................................    None      0.75%     0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.

The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to the Funds' Transfer Agent, State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers, banks or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Funds.


Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli fund.


BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

BY MAIL                          BY PERSONAL DELIVERY
-------                          --------------------
THE GABELLI FUNDS                THE GABELLI FUNDS
P.O. BOX 8308                    C/O BFDS
BOSTON, MA 02266-8308            66 BROOKS DRIVE
                                 BRAINTREE, MA 02184


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26

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BY BANK WIRE.  To open an account  using the bank wire  transfer  system,  first telephone the Fund(s) at 800-GABELLI(800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                        RE: THE GABELLI ("NAME OF") FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, B and C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, B and C Shares" below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class IShares must be at least $500,000. The minimum initial investment for Class IShares is waived for:

     o    Employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A, B, C or I Shares. Broker-dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers or financial intermediaries as a re-allowance of a portion of the sales commission, the Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Funds' distribution plans), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by the investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support and/or access to sales meetings, sales representatives and management


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representatives of the broker, dealer or other financial  intermediary.  Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. These payments take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net
sales;   (ii)  as  a  percentage  of  net  assets;   and/or  (iii)  as  a  fixed
dollar-amount.


The Distributor or the applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), such as the reimbursement of travel, lodging and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualifying registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.


The Distributor negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm. Currently, such payments range from 0.10% to .40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request, in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.


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You may redeem shares through a broker-dealer  or other  financial  intermediary
that  has  entered  into  a  selling   agreement  with  the   Distributor.   The
broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within 60 days after the date of the purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to a Fund, and (iv) shares were purchased through certain qualified and non-qualifed retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension and are expected to implement the redemption fees by June 30, 2005. These programs include programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.



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Each Fund  continues  to reserve all rights,  including  the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short term trading in their shares and monitor purchase and redemption activities to assist in minimizing short term trading.


In the event that you wish to redeem shares in a registered account established by a broker/dealer or other intermediary and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund(s) or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

     o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     o    you may realize a taxable gain or loss;

     o you should be aware that brokers may charge a fee for handling an exchange for you.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

          Call   800-GABELLI   (800-422-3554),   or   visit   our   website   at
          www.gabelli.com to obtain the prospectus.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.


     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.


o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the funds whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Funds or any of the other funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

Each Fund's net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Funds' Board of Directors. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circum stances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect,


--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.


When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Directors will review the Adviser's fair value determinations periodically. The values of a Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually except Global Convertible Securities Fund which pays dividends monthly. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, however the Global Convertible Securities Fund has been distributing $0.10 per share on a monthly basis. To the extent the distributions are in excess of the Global Convertible Securities Fund's taxable income, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains or a return of capital. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you recieve any distributions treated as a non-taxable return of capital.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion



--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------


of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                            MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class A, B or C Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, for the years ended December 31, 2003 and 2004 and by other independent auditors for the prior periods. The report of Ernst & Young LLP along with the Funds' financial statements and related notes, are included in each Fund's annual report, which is available upon request.


Class I Shares of the Fund are new and as of the date of this Prospectus have not yet been offered to the public and therefore do not have a previous financial history.


--------------------------------------------------------------------------------
                                                                              33

Per share amounts for the Fund's Class A, B and C Shares outstanding for each fiscal year ended December 31,

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                               INCOME
                                     FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                          ----------------------------------------------   ----------------------------------------
                                                   Net
              Net Asset                       Realized and       Total                      Net
   Period       Value,          Net            Unrealized        from          Net        Realized
   Ended      Beginning     Investment       Gain/(Loss) on   Investment   Investment     Gain on         Total       Redemption
December 31   of Period   Income (Loss)(e)     Investments    Operations     Income     Investments   Distributions     Fees(e)
-----------   ---------   ----------------   --------------   ----------   ----------   -----------   -------------   ----------
Class A
  2004         $14.03          $ 0.08            $ 3.19         $ 3.27       $(0.08)          --          $(0.08)      $0.00(b)
  2003           9.83           (0.04)             4.24           4.20           --           --              --        0.00(b)
  2002          13.95           (0.00)(b)         (4.12)         (4.12)          --           --              --          --
  2001          17.61           (0.06)            (3.58)         (3.64)          --       $(0.02)          (0.02)         --
  2000(a)       28.51            0.60             (8.70)         (8.10)       (0.65)       (2.15)          (2.80)         --

Class B
  2004         $13.69          $(0.04)           $ 3.12         $ 3.08           --           --              --       $0.00(b)
  2003           9.67           (0.13)             4.15           4.02           --           --              --        0.00(b)
  2002          13.83           (0.08)            (4.08)         (4.16)          --           --              --          --
  2001          17.59           (0.17)            (3.57)         (3.74)          --       $(0.02)         $(0.02)         --
  2000(a)       28.51            0.44             (8.61)         (8.17)      $(0.60)       (2.15)          (2.75)         --

Class C
  2004         $13.68          $(0.06)           $ 3.14         $ 3.08       $(0.05)          --          $(0.05)      $0.00(b)
  2003           9.66           (0.16)             4.18           4.02           --           --              --        0.00(b)
  2002          13.82           (0.08)            (4.08)         (4.16)          --           --              --          --
  2001          17.58           (0.17)            (3.57)         (3.74)          --       $(0.02)          (0.02)         --
  2000(a)       28.51            0.45             (8.62)         (8.17)       (0.61)       (2.15)          (2.76)         --



                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                          -----------------------------------------------------------


              Net Asset             Net Assets       Net
   Period       Value,               End of      Investment                 Portfolio
   Ended        End of     Total      Period       Income/     Operating     Turnover
December 31     Period    Return+   (in 000's)     (Loss)     Expenses(c)      Rate
-----------   ---------   -------   ----------   ----------   -----------   ---------
Class A
  2004          $17.22      23.3%      $598         0.52%        1.62%         15%
  2003           14.03      42.7        421        (0.38)        1.62          11
  2002            9.83     (29.5)       372        (0.05)        1.66           8
  2001           13.95     (20.7)       219        (0.45)        1.52          15
  2000(a)        17.61     (28.2)        16         2.36(d)      1.46(d)       49

Class B
  2004          $16.77      22.5%      $855        (0.25)%       2.37%         15%
  2003           13.69      41.6        817        (1.13)        2.37          11
  2002            9.67     (30.1)       610        (0.80)        2.41           8
  2001           13.83     (21.3)       640        (1.20)        2.27          15
  2000(a)        17.59     (28.5)       128         1.61(d)      2.21(d)       49

Class C
  2004          $16.71      22.5%      $249        (0.44)%       2.37%         15%
  2003           13.68      41.6         94        (1.13)        2.37          11
  2002            9.66     (30.1)       252        (0.80)        2.41           8
  2001           13.82     (21.3)       196        (1.20)        2.27          15
  2000(a)        17.58     (28.5)        60         1.61(d)      2.21(d)       49

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges. Total return for the period of less than one year is not annualized.


(a)  From  commencement of offering on March 1, 2000.

(b)  Amount represents less than $0.005 per share.


(c) The Fund incurred interest expense during the years ended December 31, 2004, 2003, and 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%, 1.61% and 1.64% (Class A), 2.36%, 2.36% and 2.39% (Class B), and 2.36%, 2.36% and
     2.39% (Class C), respectively.


(d)  Annualized.


(e) Per share amounts have been calculated using the average shares outstanding method.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                            INCOME
                                  FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                          ----------------------------------------   --------------------------------------
                                             Net
              Net Asset                 Realized and       Total         Net
   Period      Value,         Net        Unrealized        from       Realized
   Ended      Beginning   Investment   Gain/(Loss) on   Investment     Gain on     Paid-in-       Total       Redemption
December 31   of Period     Loss(e)      Investments    Operations   Investments   Capital    Distributions     Fees(e)
-----------   ---------   ----------   --------------   ----------   -----------   --------   -------------   ----------
CLASS A
2004           $16.45       $(0.05)       $  1.61        $  1.56           --           --           --        $0.00(b)
2003            11.63        (0.06)          4.87           4.81           --           --           --         0.01
2002            15.47        (0.08)         (3.76)         (3.84)          --           --           --           --
2001            20.37        (0.16)         (4.74)         (4.90)          --           --           --           --
2000(a)         38.80        (0.28)        (16.56)        (16.84)      $(1.48)      $(0.11)      $(1.59)          --

CLASS B
2004           $16.02       $(0.17)       $  1.56        $  1.39           --           --           --        $0.00(b)
2003            11.42        (0.16)          4.75           4.59           --           --           --         0.01
2002            15.30        (0.17)         (3.71)         (3.88)          --           --           --           --
2001            20.30        (0.29)         (4.71)         (5.00)          --           --           --           --
2000(a)         38.80        (0.46)        (16.45)        (16.91)      $(1.48)      $(0.11)      $(1.59)          --

CLASS C
2004           $15.97       $(0.19)       $  1.57        $  1.38           --           --           --        $0.00(b)
2003            11.38        (0.16)          4.74           4.58           --           --           --         0.01
2002            15.26        (0.17)         (3.71)         (3.88)          --           --           --           --
2001            20.24        (0.28)         (4.70)         (4.98)          --           --           --           --
2000(a)         38.80        (0.46)        (16.51)        (16.97)      $(1.48)      $(0.11)      $(1.59)          --


                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                          ------------------------------------------------------------


              Net Asset             Net Assets
   Period       Value,                End of         Net                     Portfolio
   Ended        End of     Total      Period     Investment    Operating      Turnover
December 31     Period    Return+   (in 000's)      Loss      Expenses (c)      Rate
-----------   ---------   -------   ----------   ----------   ------------   ---------
CLASS A
2004            $18.01       9.5%      $ 493      (0.29)%        1.82%          100%
2003             16.45      41.4         426      (0.45)         1.71            63
2002             11.63     (24.8)        176      (0.58)         1.75            82
2001             15.47     (24.1)        163      (0.91)         1.75           102
2000(a)          20.37     (43.3)        241      (0.95)(d)      1.60(d)         93

CLASS B
2004            $17.41       8.7%      $ 183      (1.05)%        2.57%          100%
2003             16.02      40.3         211      (1.20)         2.46            63
2002             11.42     (25.4)         86      (1.33)         2.50            82
2001             15.30     (24.6)         57      (1.66)         2.50           102
2000(a)          20.30     (43.5)         77      (1.70)(d)      2.35(d)         93

CLASS C
2004            $17.35       8.6%      $  52      (1.17)%        2.57%          100%
2003             15.97      40.3         207      (1.20)         2.46            63
2002             11.38     (25.4)        101      (1.33)         2.50            82
2001             15.26     (24.6)         55      (1.66)         2.50           102
2000(a)          20.24     (43.7)         26      (1.70)(d)      2.35(d)         93

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges. Total return for the period of less than one year is not annualized.


(a)  From  commencement of offering on March 1, 2000.

(b)  Amount represents less than $0.005 per share.


(c) The Fund incurred interest expense during the years ended December 31, 2004, 2002, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.81%, 1.70%, 1.59% and 1.49% (Class A), 2.56%, 2.45%, 2.34% and 2.24% (Class B),
     and 2.56%, 2.45%, 2.34% and 2.24% (Class C), respectively.

(d)  Annualized.

(e) Per share amounts have been calculated using the average shares outstanding method.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                   INCOME
                         FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
             -------------------------------------------------  --------------------------------------
                                          Net
             Net Asset      Net      Realized and      Total                    Net
  Period       Value,   Investment    Unrealized       from         Net       Realized
   Ended     Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on       Total       Redemption
December 31  of Period   (Loss)(h)    Investments   Operations    Income    Investments  Distributions    Fees(h)
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ----------
CLASS A
   2004        $12.16    $ 0.03         $ 1.67        $ 1.70      $(0.05)         --        $(0.05)      $0.00(g)
   2003          8.86      0.00(g)        3.28          3.28       (0.01)         --         (0.01)       0.03
   2002          9.99      0.00(g)       (1.13)        (1.13)         --          --            --          --
   2001         14.21      0.13          (4.24)        (4.11)      (0.11)         --         (0.11)         --
   2000(a)      19.77      0.27          (4.46)        (4.19)      (0.33)     $(1.04)        (1.37)         --

CLASS B
   2004        $12.00    $(0.07)        $ 1.66        $ 1.59      $(0.03)         --        $(0.03)      $0.00(g)
   2003          8.80     (0.07)          3.24          3.17          --          --            --        0.03
   2002         10.00     (0.07)         (1.13)        (1.20)         --          --            --          --
   2001         14.22      0.07          (4.26)        (4.19)      (0.03)         --         (0.03)         --
   2000(a)      19.77      0.17          (4.39)        (4.22)      (0.29)     $(1.04)        (1.33)         --

CLASS C(E)
   2004        $12.39    $ 0.07         $ 1.71        $ 1.78          --          --            --       $0.00(g)
   2003          9.00     (0.07)          3.43          3.36          --          --            --        0.03
   2002         10.11     (0.07)         (1.04)        (1.11)         --          --            --          --
   2001(f)      10.15      0.07          (0.11)        (0.04)         --          --            --          --



                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        -------------------------------------------------------------------------------


             Net Asset           Net Assets       Net         Operating         Operating
  Period       Value,              End of     Investment      Expenses          Expenses      Portfolio
   Ended       End of    Total     Period       Income         Before            Net of        Turnover
December 31    Period   Return+  (in 000's)     (Loss)    Reimbursement(c)  Reimbursement(d)     Rate
-----------  ---------  -------  ----------   ----------  ----------------  ----------------  ---------
CLASS A
   2004        $13.81     14.0%     $106         0.26%          2.00%             1.50%        35%
   2003         12.16     37.4        67         0.04           1.83              1.52         13
   2002          8.86    (11.3)       36        (0.05)          2.39              1.59          0
   2001          9.99    (29.0)       45         1.11           2.00              1.59         31
   2000(a)      14.21    (21.2)       52         1.50(b)        1.79(b)           1.50(b)      50

CLASS B
   2004        $13.56     13.2%     $ 52        (0.53)%         2.75%             2.25%        35%
   2003         12.00     36.4        12        (0.71)          2.58              2.27         13
   2002          8.80    (12.0)        9        (0.80)          3.14              2.34          0
   2001         10.00    (29.5)       10         0.36           2.75              2.34         31
   2000(a)      14.22    (21.3)        3         0.75(b)        2.54(b)           2.25(b)      50

CLASS C(E)
   2004        $14.17     14.4%     $0.1         0.58%          2.75%             2.25%        35%
   2003         12.39     37.7       0.1        (0.71)          2.58              2.27         13
   2002          9.00    (11.0)      0.1        (0.80)          3.14              2.34          0
   2001(f)      10.11    (29.0)      0.1         0.36(b)        2.75(b)           2.34(b)      31

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges. Total return for the period of less than one year is not annualized.


(a)  From commencement of offering on March 1, 2000.

(b)  Annualized.


(c) During the years ended December 31, 2004, 2003, 2002, 2001, and 2000, the Adviser reimbursed certain expenses. If such expense reimbursements had not occurred, the ratio of operating expenses to average net assets would have been as shown.

(d) The Fund incurred interest expense during the years ended December 31, 2004, 2003, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 2.25% and 2.25% for Class A, Class B and Class C, respectively, for each year.

(e) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for these periods are not considered meaningful.

(f)  From November 23, 2001, the date shares were continuously outstanding.

(g)  Amount represents less than $0.005 per share.

(h)  Per share data is calculated using the average shares outstanding method.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                   INCOME
                         FROM INVESTMENT OPERATIONS                              DISTRIBUTIONS
             -------------------------------------------------  -----------------------------------------------
                                          Net
             Net Asset      Net      Realized and      Total                    Net
  Period       Value,   Investment    Unrealized       from         Net       Realized    Return
   Ended     Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on      of        Total
December 31  of Period   (Loss)(g)    Investments   Operations    Income    Investments  Capital  Distributions
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -------  -------------
CLASS A
   2004        $ 6.77     $ 0.09        $ 0.60         $ 0.69      $(0.11)     $(0.36)    $(0.73)     $(1.20)
   2003          6.66       0.07          1.24           1.31       (0.11)         --      (1.09)      (1.20)
   2002          8.28       0.07         (0.49)         (0.42)      (0.04)         --      (1.16)      (1.20)
   2001(b)      10.27      (0.09)        (1.10)         (1.19)         --       (0.00)(d)  (0.80)      (0.80)

CLASS B
   2004        $ 6.59     $ 0.03        $ 0.59         $ 0.62      $(0.10)     $(0.34)    $(0.76)     $(1.20)
   2003          6.55       0.03          1.21           1.24       (0.07)         --      (1.13)      (1.20)
   2002          8.23       0.02         (0.50)         (0.48)      (0.04)         --      (1.16)      (1.20)
   2001(a)      10.04      (0.16)        (0.75)         (0.91)         --       (0.00)(d)  (0.90)      (0.90)

CLASS C
   2004        $ 6.66     $ 0.03        $ 0.60         $ 0.63      $(0.10)     $(0.34)    $(0.76)     $(1.20)
   2003          6.61       0.03          1.22           1.25       (0.07)         --      (1.13)      (1.20)
   2002          8.27       0.02         (0.48)         (0.46)      (0.04)         --      (1.16)      (1.20)
   2001(c)       8.58      (0.14)         0.03          (0.11)         --       (0.00)(d)  (0.20)      (0.20)



                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    ----------------------------------------------------------------------------


                         Net Asset           Net Assets       Net       Operating        Operating
  Period                   Value,              End of     Investment     Expenses        Expenses      Portfolio
   Ended     Redemption    End of    Total     Period       Income        Before          Net of        Turnover
December 31    Fees(g)     Period   Return+  (in 000's)     (Loss)    Reimbursement  Reimbursement(e)     Rate
-----------  ----------  ---------  -------  ----------   ----------  -------------  ----------------  ---------
CLASS A
   2004       $0.00(d)     $6.26      11.6%     $598         1.41%         2.06%          2.01%           60%
   2003        0.00(d)      6.77      21.5        86         1.12          2.07           2.01            54
   2002          --         6.66      (4.7)        2         0.97          2.83           2.83            33
   2001(b)       --         8.28     (13.3)        9        (0.93)(f)      2.69(f)        2.69(f)         49

CLASS B
   2004       $0.00(d)     $6.01      10.8%     $133         0.45%         2.81%          2.76%           60%
   2003        0.00(d)      6.59      20.7        68         0.37          2.82           2.76            54
   2002          --         6.55      (5.6)       24         0.22          3.58           3.58            33
   2001(a)       --         8.23     (13.8)        6        (1.68)(f)      3.44(f)        3.44(f)         49

CLASS C
   2004       $0.00(d)     $6.09      10.9%      $95         0.44%         2.81%          2.76%           60%
   2003        0.00(d)      6.66      20.7        39         0.37          2.82           2.76            54
   2002          --         6.61      (5.3)       13         0.22          3.58           3.58            33
   2001(c)       --         8.27     (13.5)        0        (1.68)(f)      3.44(f)        3.44(f)         49


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)  From March 28, 2001, the date the shares were continuously outstanding.

(b) From May 2, 2001, the date the shares were continuously outstanding. Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.

(c)  From November 26, 2001, the date the shares were continuously outstanding.

(d)  Amount represents less than $0.005 per share.


(e) The Fund incurred interest expense during the years ended December 31, 2004, 2003, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.82% and 2.67% (Class A), 2.75%, 2.75%, 3.57% and 3.42% (Class B)
     and 2.75%, 2.75%, 3.57% and 3.42% (Class C), respectively.

(f)  Annualized.

(g) Per share amounts have been calculated using the average shares outstanding method.

                       This Page Left Blank Intentionally.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

o Information about your transactions with us, any transactions with our affiliates and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.


--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------

                        GABELLI GLOBAL SERIES FUNDS, INC.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                           CLASS A, B, C AND I SHARES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                        Gabelli Global Series Funds, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o    Free from the Funds' website at www.gabelli.com.

     o    For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 202-942-8090.

     o    Free  from  the  EDGAR  Database  on  the   Commission's   website  at
          www.sec.gov.

(Investment Company Act File No. 811-07896)

--------------------------------------------------------------------------------

                        GABELLI GLOBAL SERIES FUNDS, INC.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

                       Statement of Additional Information


                                   May 1, 2005


This Statement of Additional Information ("SAI"), which is not a prospectus, describes

o The Gabelli Global Telecommunications Fund (the "Global Telecommunications Fund")

o    The Gabelli Global Growth Fund (the "Global Growth Fund")

o    The Gabelli Global Opportunity Fund (the "Global Opportunity Fund")

o The Gabelli Global Convertible Securities Fund (the "Global Convertible Securities Fund")


(each a "Fund" and collectively the "Funds") which are series of the Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Funds' Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class AAA Shares, each dated May 1, 2005. For a free copy of a Prospectus, please contact the Funds at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Funds' Prospectuses.



                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General Information...........................................................2
Investment Strategies and Risks...............................................2
Investment Restrictions......................................................10
Directors and Officers.......................................................13
Control Persons and Principal Shareholders...................................20
Investment Advisory and Other Services.......................................21
Distribution Plans...........................................................27
Portfolio Transactions and Brokerage.........................................29
Redemption of Shares.........................................................33
Determination of Net Asset Value.............................................33
Dividends, Distributions and Taxes...........................................34
Investment Performance Information...........................................38
Description of the Funds' Shares.............................................38
Financial Statements.........................................................39

                               GENERAL INFORMATION


The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is non-diversified, which means each Fund has the ability to invest a large portion of its assets in a single issuer than would be the case if it were diversified.


                         INVESTMENT STRATEGIES AND RISKS


The Funds' Prospectuses discuss the investment objectives of the Funds and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies the Funds may utilize and certain risks associated with such investments and strategies.


EQUITY SECURITIES


Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.


Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer's change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in each Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.


Up to 25% of each Fund's assets may be invested in lower quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poors Ratings Service ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Each of the Funds will rely on the judgment, analysis and experience of the portfolio management team of Gabelli Funds, LLC (the "Adviser") in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value ("NAV"). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the "Board of Directors") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

Each of the Global Telecommunications Fund, the Global Growth Fund and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit. See "Lower Rated Securities."

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security.

SOVEREIGN DEBT SECURITIES

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See "Nonconvertible Fixed Income Securities.")

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

SECURITIES SUBJECT TO REORGANIZATION

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund's portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of the proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The portfolio management team intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

LOWER RATED SECURITIES

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board of Directors to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

OPTIONS

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), each Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.


SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board of Directors will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.


The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.


                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Funds' outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (1) 67% of the Funds' voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Funds' outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:

     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests.


PORTFOLIO HOLDINGS INFORMATION. Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Funds and the Adviser have adopted policies and procedures that provide that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available generally to the public by posting on the Funds' Website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the interest of the Funds and their shareholders and, if a potential conflict between the Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Directors. These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Adviser.

Under the foregoing policies, the Funds currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no lag time in some cases and with a lag time of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until it has been made public by the Adviser;

     (3) To service providers of the Funds as is necessary for the performance of their services to the Funds and to the Board of Directors of the Company; the Funds' current service providers are the administrator, transfer agent, Custodian, independent registered public accounting firm and counsel;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential;

     (5) To certain broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the party receiving the information to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Funds and the relationship must be reported to the Board at the next quarterly meeting;

     (6) To consultants for purposes of performing analysis of the Funds which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such consultant shall have agreed to keep such information confidential until at least it has been made public by the Adviser.


Under the Funds' policies described in item 2 above the following entities receive information about the portfolio holdings including information derived from the portfolio:

          (1) Lipper, Inc. receives information derived from the portfolio monthly, with a one (1) day lag, and

          (2) Investment Company Institute receives information derived from the portfolio monthly, with up to a ten (10) business day lag.


Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds nor the Adviser, nor any of the Adviser's affiliates may accept on behalf of itself, its affiliates or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board of Directors will review such arrangements annually with the Funds' Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Corporation's policies and for overseeing the management of the Corporation. The Board elects the Corporation's officers. Information pertaining to the Directors and executive officers of the Corporation is set forth below.



                             TERM OF      NUMBER OF
                           OFFICE AND     FUNDS IN
   NAME, POSITION(S)        LENGTH OF   FUND COMPLEX
       ADDRESS(1)             TIME        OVERSEEN         PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
        AND AGE             SERVED(2)    BY DIRECTOR        DURING PAST FIVE YEARS            HELD BY DIRECTOR(3)
   -----------------       ----------   ------------       -----------------------            -------------------
INTERESTED DIRECTORS(4):

MARIO J. GABELLI           Since 1993        24        Chairman of the Board and Chief   Director of Morgan Group
Director, Chairman and                                 Executive Officer of Gabelli      Holdings, Inc. (holding
Chief Investment Officer                               Asset Management Inc. and Chief   company)
Age: 62                                                Investment Officer - Value
                                                       Portfolios of Gabelli Funds,
                                                       LLC and GAMCO Investors, Inc.;
                                                       Chairman and Chief Executive
                                                       Officer of Lynch Interactive
                                                       Corporation (multimedia and
                                                       services)

JOHN D. GABELLI            Since 1993        10        Senior Vice President of                       --
Director                                               Gabelli & Company, Inc.;
Age: 61                                                Director of Gabelli Advisers,
                                                       Inc.

KARL OTTO POHL             Since 1993        35        Member of the Shareholder         Director of Gabelli Asset
Director                                               Committee of Sal Oppenheim Jr.    Management, Inc. (investment
Age: 75                                                & Cie (private investment         management); Chairman,
                                                       bank); Former President of the    Incentive Capital and
                                                       Deutsche Bundesbank and           Incentive Asset Management
                                                       Chairman of its Central Bank      (Zurich); Director at Sal
                                                       Council (1980-1991)               Oppenheim Jr. & Cie, Zurich

                             TERM OF      NUMBER OF
                           OFFICE AND     FUNDS IN
   NAME, POSITION(S)        LENGTH OF   FUND COMPLEX
       ADDRESS(1)             TIME        OVERSEEN         PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
        AND AGE             SERVED(2)    BY DIRECTOR        DURING PAST FIVE YEARS            HELD BY DIRECTOR(3)
   -----------------       ----------   ------------       -----------------------            -------------------
NON-INTERESTED DIRECTORS:

E. VAL CERUTTI             Since 2001         7        Chief Executive Officer of        Director of Lynch
Director                                               Cerutti Consultants, Inc.;        Corporation (diversified
Age: 65                                                Former President and Chief        manufacturing)
                                                       Operating Officer of Stella
                                                       D'oro Biscuit Company (through
                                                       1992); Adviser, Iona College
                                                       School of Business

ANTHONY J. COLAVITA        Since 1993        37        President and Attorney at Law                  --
Director                                               in the law firm of Anthony J.
Age: 69                                                Colavita, P.C.

ARTHUR V. FERRARA          Since 2001         9        Formerly, Chairman of the Board   Director of The Guardian
Director                                               and Chief Executive Officer of    Life Insurance Company of
Age: 74                                                The Guardian Life Insurance       America; Director of 5
                                                       Company of America from January   mutual funds within the
                                                       1993 to December 1995;            Guardian Fund Complex
                                                       President, Chief Executive
                                                       Officer and a Director prior
                                                       thereto

WERNER J. ROEDER, MD       Since 1993        26        Medical Director of Lawrence                   --
Director                                               Hospital and practicing private
Age: 64                                                physician

ANTHONIE C. VAN EKRIS      Since 1993        21        Managing Director of BALMAC       Director of Aurado Energy
Director                                               International, Inc.               Inc. (oil and gas
Age: 70                                                (commodities)                     operations)

SALVATORE J. ZIZZA         Since 2004        25        Chairman, Hallmark Electrical     Director of Hollis Eden
Director                                               Supplies Corp.                    Pharmaceuticals; Director of
Age: 59                                                                                  Earl Scheib, Inc.
                                                                                         (automotive services)

      NAME, POSITION(S)         TERM OF OFFICE
          ADDRESS(1)            AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
           AND AGE             TIME SERVED(2)                        DURING PAST FIVE YEARS
      -----------------        ---------------                       -----------------------
OFFICERS:

BRUCE N. ALPERT                   Since 2004     Executive Vice President and Chief Operating Officer of
President and Treasurer                          Gabelli Funds, LLC since 1988 and an officer of all mutual
Age: 53                                          funds advised by Gabelli Funds, LLC and its affiliates.
                                                 Director and President of Gabelli Advisers, Inc.

A. HARTSWELL WOODSON, III         Since 1993     Portfolio Manager for Gabelli Funds, LLC since 1993
Vice President (for Global
Convertible Securities only)
Age: 46

JAMES E. MCKEE                    Since 1995     Vice President, General Counsel and Secretary of Gabelli Asset
Secretary                                        Management, Inc. since 1999 and GAMCO Investors, Inc. since
Age: 41                                          1993; Secretary of all mutual funds advised by Gabelli
                                                 Advisers, Inc. and Gabelli Funds, LLC

PETER D. GOLDSTEIN                Since 2004     Director of Regulatory Affairs at Gabelli Asset Management
Chief Compliance Officer                         Inc. since February 2004; Vice President of Goldman Sachs
Age: 52                                          Asset Management from November 2000 through January 2004;
                                                 Deputy General Counsel at Gabelli Asset Management Inc. from
                                                 February 1998 through November 2000


----------

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation's By-Laws and Articles of Incorporation. Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)  "Interested  person" of the Corporation as defined in the 1940 Act. Messrs.
     M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Corporation's investment adviser. Messrs. Mario Gabelli and John Gabelli are brothers.



STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Corporation - Audit, Nominating and Proxy Voting. The Corporation does not have a standing compensation committee.

The Corporation's Audit Committee consists of four members: Messrs. Colavita (Chairman), Ferrara, Roeder, and Zizza, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Corporation on February 16, 2005. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds' financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Corporation's independent auditors. During the fiscal year ended December 31, 2004, the Audit Committee met twice.

The Corporation's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee met once during the year ended December 31, 2004.

The Corporations' Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita and Ferrara, who are not "interested persons" of the Corporation as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Funds' Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the year ended December 31, 2004.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.



                                                        DOLLAR RANGE OF    AGGREGATE DOLLAR
                                                             EQUITY         RANGE OF EQUITY
                                                        SECURITIES HELD   SECURITIES HELD IN
NAME OF DIRECTOR                   FUND                  IN EACH FUND*       FUND COMPLEX
----------------                   ----                 ---------------   ------------------
INTERESTED
DIRECTORS:

Mario J. Gabelli   Global Telecommunications Fund              E                     E
                   Global Growth Fund                          B
                   Global Opportunity Fund                     E
                   Global Convertible Securities Fund          A

John D. Gabelli    Global Telecommunications Fund              B                     E
                   Global Growth Fund                          B
                   Global Opportunity Fund                     B
                   Global Convertible Securities Fund          B

Karl Otto Pohl     Global Telecommunications Fund              A                     A
                   Global Growth Fund                          A

                   Global Opportunity Fund                     A
                   Global Convertible Securities Fund          A

                                                                 DOLLAR RANGE OF
                                                                     EQUITY         AGGREGATE DOLLAR RANGE
                                                               SECURITIES HELD IN    OF EQUITY SECURITIES
    NAME OF DIRECTOR                     FUND                      EACH FUND*        HELD IN FUND COMPLEX
    ----------------                     ----                  ------------------   ----------------------
NON-INTERESTED
DIRECTORS:

E. Val Cerutti**          Global Telecommunications Fund                C                      E
                          Global Growth Fund                            A
                          Global Opportunity Fund                       A
                          Global Convertible Securities Fund            A

Anthony J. Colavita**     Global Telecommunications Fund                D                      E
                          Global Growth Fund                            D
                          Global Opportunity Fund                       C
                          Global Convertible Securities Fund            C

Arthur V. Ferrara         Global Telecommunications Fund                A                      E
                          Global Growth Fund                            C
                          Global Opportunity Fund                       E
                          Global Convertible Securities Fund            A

Werner J. Roeder, MD      Global Telecommunications Fund                A                      E
                          Global Growth Fund                            A
                          Global Opportunity Fund                       A
                          Global Convertible Securities Fund            A

Anthonie C. van Ekris**   Global Telecommunications Fund                E                      E
                          Global Growth Fund                            E
                          Global Opportunity Fund                       E
                          Global Convertible Securities Fund            E

Salvatore J. Zizza        Global Telecommunications Fund                C                      E
                          Global Growth Fund                            C
                          Global Opportunity Fund                       C
                          Global Convertible Securities Fund            E



*    Key to Dollar Ranges- Information as of December 31, 2004

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Messrs. Cerutti and Colavita each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $14,500 as of December 31, 2004. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $17,500 as of December 31, 2004 and (ii) Lynch Interactive Corporation having a value of $76,800 as of December 31, 2004. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and/or an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor") or the Adviser receives any compensation from the Corporation for serving as an officer or Director of the Corporation. If total net assets of the Corporation are in excess of $100,000,000, the Corporation pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone. If total net assets of the Corporation are below $100,000,000, the Corporation pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $1,500 per annum plus $250 per meeting attended in person or by telephone Directors are reimbursed for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The following table sets forth certain information regarding the compensation of the Corporation's directors and officers. No executive officer or person affiliated with the Corporation received compensation from the Corporation for the calendar year ended December 31, 2004 in excess of $60,000.



    COMPENSATION TABLE - AGGREGATE COMPENSATION FROM REGISTRANT (FISCAL YEAR)



------------------------------------------------------------------------------------
                                          AGGREGATE
           NAME OF PERSON                COMPENSATION      TOTAL COMPENSATION FROM
            AND POSITION                FROM THE FUNDS   THE FUNDS AND FUND COMPLEX*
------------------------------------------------------------------------------------
Mario J. Gabelli
Director and Chief Investment Officer       $    0              $      0 (24)
------------------------------------------------------------------------------------
E. Val Cerutti
Director                                    $6,125              $ 28,875 (7)
------------------------------------------------------------------------------------
Anthony J. Colavita
Director                                    $7,625              $216,835 (36)
------------------------------------------------------------------------------------
Arthur V. Ferrara
Director                                    $5,625              $ 29,125 (9)
------------------------------------------------------------------------------------
John D. Gabelli
Director                                    $    0              $      0 (10)
------------------------------------------------------------------------------------
Karl Otto Pohl
Director                                    $    0              $  5,085 (34)
------------------------------------------------------------------------------------
Werner J. Roeder, MD
Director                                    $6,625              $109,750 (26)
------------------------------------------------------------------------------------
Anthonie C. van Ekris
Director                                    $6,125              $103,375 (20)
------------------------------------------------------------------------------------
Salvatore J. Zizza**
Director                                    $5,898              $137,179 (24)
------------------------------------------------------------------------------------



----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2004. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.

** Mr. Zizza was elected as a Director of the Corporation effective February 25, 2004.

CODE OF ETHICS

The Corporation, the Adviser and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Corporation.


PROXY VOTING POLICIES


The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Funds' investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, securities held by the Funds are to be voted in the best interests of the Funds.


Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or
(3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.


Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy
Committee to determine a resolution. The Proxy Committee may determine to resolve any such conflict itself, may ask the independent Directors of the relevant Funds, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.


Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Corporation is required to file Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Corporation's filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 5, 2005, the following persons owned of record or beneficially 5% or more of the Funds' outstanding shares:



NAME AND ADDRESS                                % OF CLASS   NATURE OF OWNERSHIP
----------------                                ----------   -------------------
GLOBAL TELECOMMUNICATIONS FUND:

Class AAA   Charles Schwab & Co., Inc.            15.82%          Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

            National Financial Services Corp.     10.67%          Record
            150 Essex Street
            Millburn, NJ 07041-1631

Class A     Raymond James & Assoc. Inc.            5.96%          Record
            FBO Jean Crosby
            880 Carillon Pkwy
            St. Petersburg, FL 33716-1100

Class B     Pershing LLC                           9.74%          Record
            P.O. Box 2052
            Jersey City, NJ 07303-2052

Class C     First Clearing, LLC                    20.39%         Record
            FBO Herbert P. Schenkel
            10700 Wheat First Drive
            Glen Allen, VA 23060-9243

            LPL Financial Services                 14.04%         Record
            San Diego, CA 92121-1968

            Raymond James & Assoc Inc.              6.53%         Record
            880 Carillon Pkwy
            St. Petersburg, FL 33716-1100

            LPL Financial Services                  5.61%         Record
            9785 Towne Centre Drive
            San Diego, CA 92121-1968

GLOBAL GROWTH FUND:

Class AAA   Charles Schwab & Co., Inc.             19.80%         Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

            National Financial Services Corp.      10.51%         Record
            200 Liberty Street
            New York, NY 10281-1003

Class A     Dean Witter                            20.66%         Record
            FBO Sarah H. Huisking
            P.O. Box 250
            Church Street Station
            New York, NY 10008-0250

            Merctavish & Co.                       17.72%         Record
            P.O. Box 371
            Quincy, IL 62036-0371

            NFSC                                   11.81%         Record
            FEBO Norman Weiner
            Miami, FL 33156-7513

            NFSC                                    9.86%         Record
            FEBO Benjamin Ippolito
            Northampton, PA 18067-1773

            UBS Financial Services Inc.             5.83%         Record
            FBO Richard A. Debeikes Jr.
            Weehawken, NJ 07086-6761

Class B     A.G. Edwards & Sons Inc.              32.37%          Record
            IRA for Pasquale Cannone
            Hanover Park, IL 60133-6726

            A.G. Edwards & Sons Inc.              16.19%          Record
            IRA for Debra A. Cannone
            Hanover Park, IL 60133-6726

            NFSC                                  11.98%          Record
            FEBO Dorothy Meszaros
            Little Falls, NJ 07424-2305

            State Street Bank and Trust Co        10.58%          Record
            Cust. for Denise O'Connor
            Hartsdale, NY 10530-1531

            A.G. Edwards & Sons Inc.               8.09%          Record
            IRA for Rosa Cannone
            Chicago, IL 60634-2841

            A.G. Edwards & Sons Inc.               8.09%          Record
            IRA for John Cannone
            Chicago, IL 60634-2841

Class C     Kathleen F. Phillips                  37.13%          Beneficial
            Chesapeake, VA 23321-4618

            Morgan Stanley                        13.39%          Record
            Cust. for Amy B. Gaona
            New York, NY 10008-0250

            Citigroup Global Markets Inc.         13.11%          Record
            333 West 34th Street - 3rd Floor
            New York, NY 10001-2402

            Dean Witter                            9.38%          Record
            FBO Susan M. Baritot
            P.O. Box 250
            Church Street Station
            New York, NY 10008-0250

            Stifel Nicolaus & Co Inc.              9.10%          Record
            IRA for William H. Bauck
            501 North Broadway
            St. Louis, MO 63102-2131

            RBC Dain Rauscher                      7.73%          Record
            FBO Helen Maggio Green &
            Gina Maye Maggio
            Hobe Sound, FL 33455-3235

            A.G. Edwards & Sons Inc.               6.16%          Record
            FBO for Peggy A. Jones
            One North Jefferson
            St. Louis, IL 63103-2205

GLOBAL OPPORTUNITY FUND:

Class AAA   Charles Schwab & Co., Inc.            19.07%          Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

            Gabelli Group Capital Partners Inc.   16.70%          Record
            One Corporate Center
            Rye, NY 10580-1442

Class A     Oppenheimer & Co Inc.                 16.08%          Record
            FBO David John Schipper IRA
            Napa, CA 94558-7201

            UBS Financial Services Inc.           15.70%          Record
            FBO Mr. William Simac
            Weehawken, NJ 07086-6761

            DROF and Company                      13.18%          Record
            52 S. Broad St.
            Norwich, CT 13815-1646

            UBS Financial Services Inc.           12.80%          Record
            FBO Paul Beaule JTWROS
            Genevieve Audet
            Los Angeles, CA 90025-6307

            UBS Financial Services Inc.            9.12%          Record
            FBO Linda Resnik
            Tyler, TX 75707-1653

            DCG & T                                5.02%          Record
            FBO Jean Thompson/IRA
            Whitehouse Station, NJ 08889-3262

Class B     Citigroup Global Markets Inc.         64.89%          Record
            333 West 34th Street
            New York, NY 10001-2402

            Victor Emmanuel Nicholas Kilsby TTE    9.58%          Record
            Emmanuel Kerr Kilsby Inc.
            401(k) Plan
            FBO Victor J Emmanuel Jr.
            Port Chester, NY 10573-5315

            Douglas J. Vandenberg                  7.56%          Beneficial
            & Deborah A. Vandenberg JT WROS
            Commerce Township, MI 48382-1349

            Victor Emmanuel Nicholas Kilsby TTE    5.32%          Record
            Emmanuel Kerr Kilsby Inc.
            401(k) Plan
            FBO Brian Ruby
            Stratford, CT 06615-6033

            State Street Bank & Trust Co.          5.24%          Record
            Cust. For IRA
            FBO Richard E. Williams
            Orange City, FL 32763-6305

Class C     Wells Fargo Investments LLC           95.55%          Record
            625 Marquette Avenue
            Minneapolis, MN 55402-2308

GLOBAL CONVERTIBLE SECURITIES FUND:

Class AAA   National Financial Services Corp.     24.36%          Record
            200 Liberty Street
            New York, NY 10281-1003

            Charles Schwab & Co., Inc.            15.90%          Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

Class A     Southwest Securities Inc              11.46%          Record
            IRA A/C FBO Maurice Aube
            P.O. Box 509002
            Dallas, TX 75250-9002

            Southwest Securities Inc               9.33%          Record
            IRA A/C FBO Alice M. Healy
            P.O. Box 509002
            Dallas, TX 75250-9002

            Southwest Securities Inc               9.28%          Record
            IRA A/C FBO Marie S. Murphy
            P.O. Box 509002
            Dallas, TX 75250-9002

            Southwest Securities Inc               9.26%          Record
            Leona M. Goode &
            Mary E. Vahldieck JTWROS
            P.O. Box 509002
            Dallas, TX 75250-9002

            Southwest Securities Inc               7.54%          Record
            FBO Roderick N. Schmaling &
            Lavinia D. Schmaling JTWROS
            P.O. Box 509002
            Dallas, TX 75250-9002

            Southwest Securities Inc               6.15%          Record
            FBO Louis Cappelletti
            P.O. Box 509002
            Dallas, TX 75250-9002

            Edward D. Jones & Co.                  5.21%          Record
            Verne C. Tough TTEE
            P.O. Box 2500
            Maryland Heights, MO 63043-8500

            Southwest Securities Inc               5.09%          Record
            IRA A/C FBO Joan M. Aube
            P.O. Box 509002
            Dallas, TX 75250-9002

Class B     Southwest Securities Inc              21.25%          Record
            FBO Louis Cappelletti &
            Jean S. Cappelletti JTWROS
            P.O. Box 509002
            Dallas, TX 75250-9002

            Mark B. Goering                       16.98%          Beneficial
            Enid, OK 73703-0064

            A.G. Edwards & Sons Inc.              11.83%          Record
            IRA for Carl J. Baranishyn
            Berne, NY 12023-3815

            A.G. Edwards & Sons Inc.               9.59%          Record
            FBO for James Baranishyn &
            Nancy Baranishyn
            One North Jefferson
            St. Louis, MO 63103-2205

            Southwest Securities Inc               6.63%          Record
            FBO Marie S. Murphy
            P.O. Box 509002
            Dallas, TX 75250-9002

            A.G. Edwards & Sons Inc.               5.10%          Record
            FBO Vincent Cositore &
            Rose Cositore
            One North Jefferson
            St. Louis, MO 63103-2205

Class C     Robert E. Baucom                      30.56%          Beneficial
            Charlotte, NC 28277-8728

            State Street Bank & Trust             26.75%          Record
            Cust. For IRA of Donald J. McNelis
            Colorado Springs, CO 80915-2131

            Edward D. Jones & Co                  14.57%          Record
            FBO Michael R. Hoover IRA
            Maryland Heights, MO 63043-8500

            Raymond James & Assoc Inc.             7.98%          Record
            FBO Opromolla IRA
            880 Carillon Pkwy
            St. Petersburg, FL 33716-1100

            A.G. Edwards & Sons Inc.               7.12%          Record
            IRA Larry E. Meister
            Grand Island, NY 14072-1412

            Edward D. Jones & Co                   5.83%          Record
            FBO Orla T. Miller IRA
            P.O. Box 2500
            Maryland Heights, MO 63043-8500



As of April 5, 2005, as a group, the Directors and officers of the Corporation owned less than 1% of the outstanding shares (aggregating all classes) of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as Adviser to 15 open-end investment companies, and 6 closed-end investment companies with aggregate assets in excess of $12.9 billion as of December 31, 2004. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $13.6 billion under its management as of December 31, 2004; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to the Westwood Funds with assets under management of approximately $424 million as of December 31, 2004. Gabelli Securities, Inc., a wholly owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $814 million as of December 31, 2004; Gabelli Fixed Income, LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $905 million as of December 31, 2004. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GBL. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to the Investment Advisory Contracts (the "Contracts"), the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Funds. For the services it provides, the Adviser is paid an annual fee based on the value of each Fund's average daily net assets of 1.00%.

The Contracts were most recently approved by the Directors, including a majority of the Directors who are not parties to the Contracts or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on November 17, 2004. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Contracts. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of each Funds' contractual advisory fee rates and the actual total expense ratios borne by each Fund and compared the information on these matters to similar information for mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Contracts to the Adviser, additional revenues to the Adviser's affiliates from the Funds' distribution plans, sales loads and from portfolio trading commissions, each Fund's absolute and comparative investment performance and the nature quality of the services provided to each Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined, to renew each of the Contracts. In the course of arriving at such determination the independent Directors relied in particular on the comparative investment performance of each Fund over time, the experience of each Fund's portfolio management team, and the level of services provided by the Adviser.

Under the Contracts, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value of shares in each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board of Directors and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund's net asset value is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to the calculating the net asset value, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2004, the Funds reimbursed the Adviser $34,800, $34,800, $0 and $0 for the Global Telecommunications Fund, the Global Growth Fund, the Global Convertible Securities Fund and the Global Opportunity Fund, respectively, in connection with the cost of computing each Fund's net asset value.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contracts that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes;
and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. Each Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, each Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Funds' Board of Directors or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Contracts or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contracts. The Contracts are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

           ADVISORY FEES EARNED AND ADVISORY FEES WAIVED AND EXPENSES
             REIMBURSED TO THE FUNDS FOR THE YEAR ENDED DECEMBER 31,


---------------------------------------------------------------------------------------------------------------------
                                                 2002                       2003                       2004
---------------------------------------------------------------------------------------------------------------------
                                                    FEES WAIVED                FEES WAIVED                FEES WAIVED
                                                        AND                        AND                        AND
                                                      EXPENSES                   EXPENSES                   EXPENSES
                                         EARNED      REIMBURSED     EARNED      REIMBURSED     EARNED      REIMBURSED
---------------------------------------------------------------------------------------------------------------------
Global Telecommunications Fund         $1,678,086     $      0    $1,633,836     $     0     $1,941,638     $     0
---------------------------------------------------------------------------------------------------------------------
Global Growth Fund                     $1,413,756     $      0    $1,179,180     $     0     $1,179,912     $     0
---------------------------------------------------------------------------------------------------------------------
Global Opportunity Fund*               $  162,808     $130,752    $  156,395     $48,447     $  194,511     $97,616
---------------------------------------------------------------------------------------------------------------------
Global Convertible Securities Fund**   $   91,432     $      0    $  158,388     $ 9,740     $  183,549     $ 9,450
---------------------------------------------------------------------------------------------------------------------



* During 2002, 2003 and 2004, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%, 1.50%, 2.25% and 2.25% on an annualized basis for Class AAA, Class A, Class B and Class C Shares, respectively.

     This expense waiver/reimbursement arrangement is expected to continue until at least December 31, 2005. In addition, during the two-year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent, that after giving effect to the repayment, such adjusted total annual operating expenses, for periods prior to May 1, 2005, would not exceed 1.50%, 1.50%, 2.25%, 2.25% and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C and Class I Shares, respectively (2.00%, 2.00%, 2.75%, 2.75% and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C and Class I Shares, respectively, for periods after May 1, 2005). The cumulative amount at December 31, 2004 which the Fund may repay the Adviser is $146,063.

** During 2003 and 2004, the Adviser voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75% and 2.75% on an annualized basis for Class AAA, Class A, Class B and Class C Shares, respectively. This voluntary fee waiver may be revoked at any time at the discretion of the Adviser.




PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The information below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day-to-day management during the fiscal year ended December 31, 2004.

                                                                                              # of Accounts
                                                                                               Managed with    Total Assets
                                                                   Total                       Advisory Fee   with Advisory
   Name of Portfolio                                           # of Accounts                     Based on      Fee Based on
        Manager                    TYPE OF ACCOUNTS               Managed      TOTAL ASSETS    Performance     Performance
   ----------------                ----------------            -------------   ------------   -------------   -------------
1. Mario J. Gabelli       Registered Investment Companies:            24          $12.5B*           6            $912.5M
                          Other Pooled Investment Vehicles:           14         $707.7M*          14            $707.7M
                          Other Accounts:                           1747           $9.9B            3             $1.2B

2. Caesar M.P. Bryan      Registered Investment Companies:             4         $438.5M*           0               $0
                          Other Pooled Investment Vehicles:            2          $26.9M*           2            $26.9M*
                          Other Accounts:                              1           $1.6M            0               $0

3. A. Hartswell Woodson   Registered Investment Companies:             0            $0              0               $0
                          Other Pooled Investment Vehicles:            1          $1.0M*            1             $1.0M*
                          Other Accounts:                              6          $73.7M            0               $0

4. Evan Miller            Registered Investment Companies:             0            $0              0               $0
                          Other Pooled Investment Vehicles:            0            $0              0               $0
                          Other Accounts:                              0            $0              0               $0

5. Ivan Arteaga           Registered Investment Companies:             0            $0              0               $0
                          Other Pooled Investment Vehicles:            0            $0              0               $0
                          Other Accounts:                              0            $0              0               $0

6. Howard F. Ward         Registered Investment Companies:             2           $1.8B                            $0
                          Other Pooled Investment Vehicles:            0            $0                              $0
                          Other Accounts:                             14          $97.6M                            $0

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages multiple account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might he were to devote substantially more attention to the management of only the Fund.


ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.


SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. In the case of Mr. Bryan, Mr. Ward and Mr. Gabelli, the Adviser's compensation (and expenses) for managing a particular Global Fund are marginally greater as a percentage as assets than for certain other accounts managed by them, while their compensation structure is the same for all accounts managed by them.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OTHER THAN MARIO J. GABELLI

The compensation of these portfolio managers for the Global Series Funds are structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and in the case of Messrs. Arteaga and Miller, discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the respective Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, Gabelli Asset Management Inc., of quantitative and qualitative performance evaluation criteria.

The compensation for managing other accounts is based on a percentage of net revenues by the Adviser for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Telecommunications Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other that Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm. This method of compensation is based ont he premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each member of the Portfolio Management Team:


                                                             DOLLAR RANGE OF
                                                                 EQUITY
                                                            SECURITIES HELD
     TEAM MEMBER                    FUND                      IN EACH FUND*
     -----------                    ----                    ----------------
Mario J. Gabelli       Global Telecommunications Fund               E
                       Global Growth Fund                           B

Caesar Bryan           Global Growth Fund                           B
                       Global Opportunity Fund                      A

A. Hartswell Woodson   Global Growth Fund                           A
                       Global Convertible Securities Fund           D

Evan Miller            Global Telecommunications Fund               A

Ivan Arteaga           Global Telecommunications Fund               A
                       Global Growth Fund                           A
                       Global Opportunity Fund                      A

Howard Ward            Global Growth Fund                           E



----------
*    Key to Dollar Ranges- Information as of December 31, 2004

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   over $1,000,000



THE SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Funds' net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Funds' investment portfolio (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds' investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 5 Times Square, New York, NY 10036, independent registered public accounting firm for the Funds, has been selected to audit the Funds' annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the Custodian for the Funds' cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Funds. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Funds.

DISTRIBUTOR

To implement the Funds' 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, commissions (sales charges) on sales of the Global Telecommunications Fund Class A Shares amounted to $17,733, $1,644 and $11,535, respectively, and the amounts retained by Gabelli & Company were $2,244, $273 and $1,775, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Telecommunications Fund Class B Shares and retained commission earned on the sale of the Global Telecommunications Fund Class B Shares in the amounts of $0, $4,151 and $4,895, respectively. For the same periods, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Telecommunications Fund Class C Shares and retained commission earned on the sale of the Global Telecommunications Fund Class C Shares in the amounts of $0, $2,093 and $476, respectively.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, commissions (sales charges) on sales of the Global Growth Fund Class A Shares amounted to $1,772, $11,164 and $7,101, respectively, and the amounts retained by Gabelli & Company were $232, $1,404 and $971, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Growth Fund Class B Shares and retained commission earned on the sale of the Global Growth Fund Class B Shares in the amounts of $0, $53 and $1,352, respectively. For the same periods, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Growth Fund Class C Shares and retained commission earned on the sale of the Global Growth Fund Class C Shares in the amounts of $0, $164 and $829, respectively.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, commissions (sales charges) on sales of the Global Opportunity Fund Class A Shares amounted to $262, $872 and $366, respectively, and the amounts retained by Gabelli & Company were $34, $115 and $121, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Opportunity Fund Class B Shares and retained commission earned on the sale of the Global Opportunity Fund Class B Shares in the amounts of $0, $11 and $0, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Opportunity Fund Class C Shares and retained commission earned on the sale of the Global Opportunity Fund Class C Shares in the amounts of $0, $0 and $0, respectively.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, commissions (sales charges) on sales of the Global Convertible Securities Fund Class A Shares amounted to $54, $4,963 and $23,553, respectively, and the amounts retained by Gabelli & Company were $7, $637 and $3,413, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Convertible Securities Fund Class B Shares and retained commission earned on the sale of the Global Convertible Securities Fund Class B Shares in the amounts of $0, $227 and $0, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Global Convertible Securities Fund Class C Shares and retained commission earned on the sale of the Global Convertible Securities Fund Class C Shares in the amounts of $0, $5 and $52, respectively.


Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2004.

----------------------------------------------------------------------------------------------------
                                     NET UNDERWRITING   COMPENSATION ON
                                       DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                        COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
----------------------------------------------------------------------------------------------------
Global Telecommunications Fund            $1,775             $5,370         $94,678          --
----------------------------------------------------------------------------------------------------
Global Growth Fund                        $  971             $2,182         $40,243          --
----------------------------------------------------------------------------------------------------
Global Opportunity Fund                   $  121             $    0         $ 1,013          --
----------------------------------------------------------------------------------------------------
Global Convertible Securities Fund        $3,413             $   52         $   575          --
----------------------------------------------------------------------------------------------------



                               DISTRIBUTION PLANS

Pursuant to separate distribution and service plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class AAA Plan, collectively, the "Plans") adopted by each of the Funds pursuant to Rule 12b-1 under the 1940 Act and the Amended and Restated Distribution Agreement, the Distributor incurs expenses of distributing the Funds' Class A, Class B, Class C and Class AAA shares. In addition, the Distributor receives the proceeds of contingent deferred sales charges ("CDSC") paid by investors upon certain redemptions of Class B and Class C shares. Payments may be made by each of the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board of Directors. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expenses and accordingly a portion of the payments by a Fund may be used indirectly to finance distribution activities on behalf of other Gabelli funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of a Fund. The Plans are intended to benefit a Fund by increasing its assets and thereby reducing a Fund's expense ratio.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments must be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Amended and Restated Distribution Agreement, the Corporation has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

For the fiscal year ended December 31, 2004, the Global Telecommunications Fund incurred distribution costs of $492,610 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended December 31, 2004, the Distributor identified expenditures for the Fund of approximately $4,500 for advertising and promotion, $15,100 for printing, postage and stationary, $3,200 for overhead support expenses, $75,700 for salaries of personnel of the Distributor and $198,100 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

For the fiscal year ended December 31, 2004, the Global Growth Fund incurred distribution costs of $297,139 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended December 31, 2004, the Distributor identified expenditures for the Fund of approximately $3,400 for advertising and promotion, $12,500 for printing, postage and stationary, $2,500 for overhead support expenses, $55,300 for salaries of personnel of the Distributor and $140,400 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

For the fiscal year ended December 31, 2004, the Global Opportunity Fund incurred distribution costs of $48,780 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended December 31, 2004, the Distributor identified expenditures for the Fund of approximately $600 for advertising and promotion, $7,000 for printing, postage and stationary, $300 for overhead support expenses, $11,900 for salaries of personnel of the Distributor and $17,700 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

For the fiscal year ended December 31, 2004, the Global Convertible Fund incurred distribution costs of $47,230 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended December 31, 2004, the Distributor identified expenditures for the Fund of approximately $2,000 for advertising and promotion, $9,100 for printing, postage and stationary, $1,100 for overhead support expenses, $29,200 for salaries of personnel of the Distributor and $27,700 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.


The amounts included in the previous paragraphs as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Directors, the Funds also make payments to the providers of these programs, out of their assets other than 12b-1 payments, in amounts not greater than savings of expenses the Funds would incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

No independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commission. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among each Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among each Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

When consistent with the objective of obtaining best execution, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and brokerage services to each Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, each Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that Gabelli & Company can obtain a price, execution and commission rate which is at least as favorable as it provides to its best customers for similar transactions. The Adviser may also consider sales of shares of the Fund and any other registered investment company managed by the Adviser and its affiliates by brokers and dealers other than the distributor as a factor in its selection of brokers and dealers to execute portfolio transaction for the Fund. Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser allocated brokerage commissions of $244,274 on portfolio transactions in the principal amount of $100,341,834 during 2004 to broker-dealers that have provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli, a broker-dealer member of the National Association of Securities Dealers, Inc. when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser does not consider the sales of shares of the Funds by brokers, including Gabelli &
Company, as a factor in its selection of brokers and dealers to execute portfolio transactions for each Fund.

The following charts show brokerage commissions paid to the Adviser on behalf of each Fund, the amount and percentage of commissions paid by each Fund to Gabelli & Company, Inc., an affiliate of the Adviser ("Gabelli"), and the percentage of all transactions involving the payment of commissions to Gabelli.

                                               Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                               December 31, 2002   December 31, 2003   December 31, 2004
                                               -----------------   -----------------   -----------------
GLOBAL TELECOMMUNICATIONS FUND

Total brokerage commissions paid by the Fund        $127,405           $131,747            $151,456

Total brokerage commissions paid by the Fund
to Gabelli & Company                                $104,005           $ 87,462            $ 94,678

% of total brokerage commissions paid to
Gabelli & Company during 2004                           81.6%              66.4%               62.5%

% of principal amount of transactions
involving commissions effected through
Gabelli & Company during 2004                           86.1%              58.6%               62.1%

GLOBAL GROWTH FUND

Total brokerage commissions paid by
the Fund                                            $508,203           $448,632            $515,966

Total brokerage commissions paid by
the Fund to Gabelli & Company                       $ 24,059           $  6,941            $ 40,243

% of total brokerage commissions paid to
Gabelli & Company during 2004                            4.7%               1.5%                7.8%

% of principal amount of transactions
involving commissions effected through
Gabelli & Company during 2004                            7.2%               2.1%                6.3%

GLOBAL OPPORTUNITY FUND

Total brokerage commissions paid by the Fund        $  5,527           $  9,970            $ 30,940

Total brokerage commissions paid by the Fund
to Gabelli & Company                                $  1,175           $  1,196            $  1,013

% of total brokerage commissions paid to
Gabelli & Company during 2004                           21.3%              12.0%                3.3%

% of principal amount of transactions
involving commissions effected through
Gabelli & Company during 2004                           18.1%               5.3%                5.0%

                                               Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                               December 31, 2002   December 31, 2003   December 31, 2004
                                               -----------------   -----------------   -----------------
GLOBAL CONVERTIBLE SECURITIES FUND

Total brokerage commissions paid by the Fund        $8,319              $17,619             $27,476

Total brokerage commissions paid by the Fund
to Gabelli & Company                                $    0              $     0             $   575

% of total brokerage commissions paid to
Gabelli & Company during 2004                          0.0%                 0.0%                2.1%

% of principal amount of transactions
involving commissions effected through
Gabelli & Company during 2004                          0.0%                 0.0%                2.3%




The Global Telecommunications Fund's total commissions increased over the past three years primarily due to increases in the Fund's net assets. The Global Growth Fund's total commissions varied over the past three years primarily because the Fund's net assets and portfolio turnover varied. The Global Opportunity Fund's total commissions increased over the past three years primarily due to increases in the Fund's portfolio turnover and net assets. The Convertible Securities Fund's total commissions varied significantly over the past three years primarily due to increases in the Fund's net assets and overall volume of portfolio transactions.


The difference in the percentage of Gabelli & Company's commissions to the total commissions versus the percentage of the principal amount of commissionable trades done through Gabelli & Company can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange traded securities. Such rates per share are often determined without regard to the principal amount of the transaction which led to the difference noted.



As required by Rule 17e-1 under the 1940 Act, Board of Directors for the Funds has adopted procedures which provide that commissions paid to Gabelli & Company on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those Gabelli & Company charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Corporation's procedures contain requirements that the Board, including those trustees who are not "interested persons" of the Corporation, review such commissions and transactions quarterly and such procedures from time to time to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of each Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect portfolio transactions on behalf of each Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors and taken at their value used in determining each Fund's NAV per share as we described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable. The Corporation has filed a formal election with the SEC pursuant to which the Corporation will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Corporation's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Each of the Fund's classes of shares imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and is paid directly to the Fund and not to the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

     Net Asset Value ("NAV") is calculated separately for each class of each Fund. The NAV of Class B and Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I or Class AAA shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

     For purposes of determining each of the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in an over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceeding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund's net asset value per share, such Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

On December 31, 2004, the Global Telecommunications Fund's unused capital loss carryforwards were approximately $58,463,920. For federal income tax purposes, this amount is available to be applied against future capital gains of the Global Telecommunications Fund that are realized prior to the expiration of the applicable carryforward. $12,970,427 of the loss carryforward is available through 2009; $30,268,699 is available through 2010; $11,910,139 is available through 2011; and $3,314,655 is available through 2012.

On December 31, 2004, the Global Growth Fund's unused capital loss carryforwards were approximately $77,207,881. For federal income tax purposes, this amount is available to be applied against future capital gains of the Global Growth Fund that are realized prior to the expiration of the applicable carryforward. $35,958,694 of the loss carryforward is available through 2009; $39,969,419 is available through 2010; and $1,279,768 is available through 2011. For the year ended December 31, 2004, the Fund utilized net Federal capital loss carryforwards of $12,861,048.

On December 31, 2004, the Global Opportunity Fund's unused capital loss carryforwards were approximately $8,016,839. For federal income tax purposes, this amount is available to be applied against future capital gains of the Global Opportunity Fund that are realized prior to the expiration of the applicable carryforward. $3,134,793 of the loss carryforward is available through 2009; $1,904,804 is available through 2010; $1,776,091 is available through 2011; and $1,201,151 is available through 2012.

On December 31, 2004, the Global Convertible Securities Fund's unused capital loss carryforwards were approximately $502,405. For federal income tax purposes, this amount is available to be applied against future capital gains of the Global Convertible Securities Fund that are realized prior to the expiration of the applicable carryforward. $502,405 of the loss carryforward is available through 2010. For the year ended December 31, 2004, the Fund utilized net capital loss carryforwards of $1,098,128.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualifying dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Qualifying dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders at a reduced rate of 15% (5% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualifying dividends received prior to January 1, 2009 and thereafter revert to ordinary income rates. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Corporation may be required to withhold Federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the

Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

                       INVESTMENT PERFORMANCE INFORMATION


From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Funds' annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund's total return figures to Gabelli & Company.

In its reports, investor communications or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.


                        DESCRIPTION OF THE FUNDS' SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and each Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund has noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal period ended December 31, 2004, including the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge by calling the number printed above. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                            PART C: OTHER INFORMATION
Item 22. EXHIBITS

            (a) Articles of Incorporation, as amended, dated July 1, 1993, of the Registrant are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 13, 1998 (Accession No. 0000950152-98-003200) ("Post-Effective Amendment No. 8").

                  Articles of Amendment, dated January 11, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC via EDGAR on March 9, 2000 (Accession No. 0000927405-00-000084)
                  ("Post-Effective Amendment No. 11").

                  Articles Supplementary, dated February 28, 2000, for The Gabelli Global Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Articles Supplementary, dated February 28, 2000, for The Gabelli Global Growth Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Articles Supplementary, dated January 12, 2000, for The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Articles Supplementary, dated February 28, 2000, for The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Articles of Amendment, with respect to The Gabelli Global Growth Fund, dated January 12, 2000, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500096) ("Post-Effective
                  Amendment No. 12").



                  Articles Supplementary, with respect to Gabelli Global Series Funds, Inc., are filed herewith.



            (b)   Registrant's   By-Laws  are   incorporated   by  reference  to
                  Post-Effective Amendment No. 8.

            (c)   Not Applicable.

            (d) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated September 23, 1993, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund, are incorporated by reference to Post-Effective Amendment No. 8.

                  Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Opportunity Fund (formerly known as The Gabelli Global Growth Fund), is incorporated by reference to Post-Effective Amendment No. 12.

                  Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 8.

                  Amendment No. 1 to Investment Advisory Agreement dated November 17, 1999, between Registrant and Gabelli Funds, LLC on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 12.

                  Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 8.

                  Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 12.

                  Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated January 1, 2005, with respect to The Gabelli Global Opportunity Fund, is filed herewith.

                  Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated May 1, 2005, with respect to The Gabelli Global Opportunity Fund, is filed herewith.


            (e) Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Growth Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-Effective Amendment No. 11.

            (f)   Not Applicable.

            (g) Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000405) ("Post-Effective Amendment No. 13").

            (h) Transfer Agency and Service Agreement, dated September 23, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

            (i) Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 11.



            (j) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

                  Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, John D. Gabelli, Karl Otto Pohl, Werner
                  J. Roeder and Anthonie C. van Ekris, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 12.

                  Powers of Attorney for E. Val Cerutti and Arthur V. Ferrara, dated December 3, 2001, are incorporated by reference to Post-Effective Amendment No. 13.

                  Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective No. 15 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2004 (Accession No. 0000935069-04-000680).

            (k)   Not Applicable.

            (l) Agreements with Initial Shareholder is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on January 5, 1994.

                  Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Growth Fund incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase  Agreement,  dated February 28, 2000, with respect to
                  Class  B  Shares  of  The  Gabelli   Global   Growth  Fund  is
                  incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase  Agreement,  dated February 28, 2000, with respect to
                  Class  C  Shares  of  The  Gabelli   Global   Growth  Fund  is
                  incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-Effective Amendment No. 11.

                  Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-Effective Amendment No. 11.

            (m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 12.

                  Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 12.

                  Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 12.

                  Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Shares between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Opportunity Fund is incorporated by reference to Post-Effective Amendment No. 12.



            (n)   Amended and Restated Rule 18f-3  Multi-Class  Plan,  dated May
                  12,    2004,    with    respect   to   The   Gabelli    Global
                  Telecommunications Fund, is filed herewith.

                  Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Opportunity Fund, is filed herewith.

                  Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Growth Fund, is filed herewith.

                  Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Convertible Securities Fund, is filed herewith.



            (o)   Not Applicable.

            (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on March 2, 2005 (Accession No. 0000935069-05-000455).



Item 23.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 24.          INDEMNIFICATION

                  Subdivision (a) of Section 4.2 of Article IV of Registrant's Articles of Incorporation, Section 5 of the Investment Advisory Agreements and Section 10 of the Distribution Agreements are hereby incorporated by reference to Exhibits
                  (a), (d) and (e).

                  Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the
                  Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-laws, the Investment Advisory Agreements, the Administration Agreement and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 25.          BUSINESS AND OTHER CONNECTIONS OF  THE INVESTMENT ADVISER

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 25 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 26.          PRINCIPAL UNDERWRITER

            (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, Ned Davis Research Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Westwood Funds.

            (b) The information required by this Item 26 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

            (c)   Not Applicable.

Item 27.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  PFPC Inc.
                  99 High Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  760 Moore Road
                  King of Prussia, Pennsylvania 19406

              4.  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, Massachusetts 02171

              5.  Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts  02171

Item 28.          MANAGEMENT SERVICES

                  Not Applicable.

Item 29.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI GLOBAL SERIES FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 2005.

                                             GABELLI GLOBAL SERIES FUNDS, INC.


                                             By: /S/ BRUCE N. ALPERT
                                                 -------------------------------
                                                 Bruce N. Alpert
                                                 President and Treasurer

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 17 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                              DATE
---------                     -----                              ----

MARIO J. GABELLI*             Chairman of the Board              April 29, 2005
------------------------
Mario J. Gabelli

/S/ BRUCE N. ALPERT           President and Treasurer            April 29, 2005
------------------------
Bruce N. Alpert

E. VAL CERUTTI*               Director                           April 29, 2005
------------------------
E. Val Cerutti

ANTHONY J. COLAVITA*          Director                           April 29, 2005
------------------------
Anthony J. Colavita

ARTHUR V. FERRARA*            Director                           April 29, 2005
------------------------
Arthur V. Ferarra

JOHN D. GABELLI*              Director                           April 29, 2005
------------------------
John D. Gabelli

KARL OTTO POHL*               Director                           April 29, 2005
------------------------
Karl Otto Pohl

WERNER J. ROEDER, MD*         Director                           April 29, 2005
------------------------
Werner J. Roeder, MD

ANTHONIE C. VAN EKRIS*        Director                           April 29, 2005
------------------------
Anthonie C. van Ekris

SALVATORE J. ZIZZA*           Director                           April 29, 2005
------------------------
Salvatore J. Zizza

*By:/S/ BRUCE N. ALPERT
    --------------------
     Bruce N. Alpert
     Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------



(a)(8)            Articles Supplementary, with respect to Gabelli Global Series
                  Funds, Inc.

(d)(7) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated January 1, 2005, with respect to The Gabelli Global Opportunity Fund.

(d)(8) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated May 1, 2005, with respect to The Gabelli Global Opportunity Fund.

(j)               Consent of Ernst & Young LLP, Independent Registered Public
                  Accounting Firm.

(n)(1) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004 with respect to The Gabelli Telecommunications Fund.

(n)(2) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004 with respect to The Gabelli Global Opportunity Fund.

(n)(3) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004 with respect to The Gabelli Growth Fund.

(n)(4) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004 with respect to The Gabelli Global Convertible Securities Fund.